[FRONT COVER]




                                                                    [CHUBB LOGO]





                                                              [ENSEMBLE II LOGO]
                                               Variable Universal Life Insurance
                               Issued by Chubb Life Insurance Company of America
                                     Distributed by Chubb Securities Corporation
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                                                        Chubb America Fund, Inc.
                                                              Annual Report 1996

                                                 Domestic Growth Stock Portfolio
                                                    World Growth Stock Portfolio
                                                     Growth and Income Portfolio
                                                       Emerging Growth Portfolio
                                                        Capital Growth Portfolio
                                                          Money Market Portfolio
                                                            Gold Stock Portfolio
                                                              Balanced Portfolio
                                                                  Bond Portfolio

                            CHUBB AMERICA FUND, INC.

                               One Granite Place
                          Concord, New Hampshire 03301

Dear Policyholder:

A stable economy with low inflationary fears combined for another excellent year for owners of long term financial assets and led to an exciting year for Ensemble II.

Favorable economic conditions continued to fuel exceptional performance in the equities markets. Domestically, the broad markets performed well while European markets posted strong results in the international arena. The Growth and Income Portfolio led all portfolios of Chubb America Fund returning 22.88% for the year. Performance for each Portfolio is discussed by the portfolio managers in the following pages.

The fundamentals that drove the market in 1996 remain in place to start 1997. Market indicators such as the Dow Jones Industrial Average have continued to set records. While we believe that the market will continue to perform in favor of the long-term investor, some short-term volatility may be experienced as the financial markets react to changing conditions. Ensemble II's wide array of complementary portfolios allow policyowners to diversify their investments to help smooth some of the expected bumps. In addition, taking advantage of Ensemble II's time-tested dollar cost averaging and portfolio rebalancing features will help you get the most from your policy.

Just as 1996 was good to the investment markets, it was also a good year for sales of Ensemble II. Strong investment results, attractive product features, and Chubb Life's excellent claims paying ability resulted in a 50% increase in the number of Ensemble II policyholders.

We continue to look forward to working with you in 1997 toward achieving your financial goals.

Sincerely,


/s/ Ronald R. Angarella


Ronald R. Angarella
President
Chubb America Fund, Inc.
February, 1997

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


CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                          World Growth Stock Portfolio
                               by Sean Farrington
                        Templeton Global Advisors, Inc.

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           Comparison of Change in Value of $10,000 Investment in the
             World Growth Stock Portfolio and the MSCI World Index

 ----------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     5 YEAR     10 YEAR     INCEPTION
 ----------------------------------------------------------------------------
 WORLD GROWTH                     19.22%     13.79%      10.89%      12.34%
 ----------------------------------------------------------------------------
 MSCI WORLD INDEX                 14.00%     11.40%      11.20%      14.88%
 ----------------------------------------------------------------------------

[PLOT POINTS FOR LINE CHART]

        World Growth            MSCI World
       Stock Portfolio            Index
       ---------------          ----------
 1985        10000                10000
              9112                10137
             10526                11822
 1986        12932                14371
             12715                15328
             12765                16146
             13449                16882
 1987        14918                20707
             14999                21951
             16167                23311
             12408                19712
 1988        13855                22022
             14352                21836
             14141                21928
             14034                24433
 1989        15373                25008
             15862                24689
             18247                27584
             18041                28634
 1990        17244                24562
             18671                26580
             15554                21760
             16176                23904
 1991        17797                26288
             17325                25434
             18848                27260
             19812                28439
 1992        19777                26152
             20910                26660
             20281                27143
             21015                27114
 1993        22440                29479
             23314                31306
             25138                32814
             28104                33384
 1994        27156                33628
             26728                34678
             28551                35464
             27248                35248
 1995        27603                36944
             29865                38568
             31357                40772
             31703                42762
 1996        33105                44543
             34373                45880
             34737                46568
             37795                48757

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Commencement of Operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Templeton's investment philosophy concentrates on picking securities which are inexpensive relative to assets or future earnings, not on global economic or market trends. Frequently, this approach leads to a concentration of ideas in certain markets or industries and noticeable underweightings in others. Throughout the year, our concentration of ideas in European and emerging markets companies were large contributors to the Portfolio's performance. The weighting remained about the same in the U.S. and the Portfolio benefited from the unexpected rise in U.S. securities.

The Portfolio gained 19.22% during the year versus the benchmark index, the MSCI World Index, which gained 14.0%.


                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

Europe continued down the road of restructuring, eliminating costs, reducing head count and debating new legislation which would allow companies to create greater shareholder value. The fact that restructuring was a reality and an inevitable part of Europe's ability to compete on a global basis has become more apparent to investors who pushed up stock prices late in 1996.

The Portfolio increased holdings substantially in the United Kingdom from 5.97% at the beginning of the year to 10.31% by the end of the year. New investments include two examples of management teams repositioning their companies through internal restructuring, BICC (the cables and wire manufacturer) and BTR (a diversified company involved in industrial and transportation products). Two other new British names added to the Portfolio were Thames Water (company providing water, sewage and treatment services in London) and British Energy (company generating and selling electricity). For these companies, we do not believe the longer term earnings potential has yet been recognized in their valuations. Please refer to pages 1-4 for a complete listing of Portfolio investments.

We also increased our weighting in France during the year and added AXA, France's largest insurance company. The long-term outlook for financial service companies in France, and in Europe in general, is supported by demographic trends.

Emerging markets presented a mixed bag of performance. According to the IFC Investables, indices, among the top performing markets worldwide were China and Hungary which rose 41% and 103%, respectively, in U.S. dollar terms for the year ended December 31, 1996. Closing out the worst performers for the same period were Korea and Thailand, down 38% and 40% in U.S. dollar terms. Our emerging markets exposure has performed reasonably well. One area we added to was Brazil, one of the more established and liquid markets in Latin America which last year rose 34%. Investment there included Cia Energetica de Minas Gerais (an energy provider in one of the more industrialized areas of Brazil) and Lojas Americanas (a chain of consumer product retail stores).

Hong Kong, one of our largest emerging markets weightings, rose over 33% in U.S. dollar terms for calendar 1996 according to the MSCI Index, despite the uncertainty surrounding Chinese control in 1997. Our largest holding in Hong Kong is Hutchison Whampoa, a large conglomerate which operates ports both locally and in China, and is involved in telecommunications and invests in infrastructure projects. There is some debate whether Hong Kong should be classified as an emerging or developed market. In our opinion, the reversion of Hong Kong to Chinese rule allows for classifying the market as "Emerging." We do not pretend to know the outcome of the change in control in Hong Kong, but we feel that despite the recent increase in prices, the uncertainty of the event and the genuine concern of investors is already reflected in the price of the shares.

Finding value in Japan remains a struggle and consequently holdings in the Portfolio have remained the same with investments only in Hitachi and Sony. Our substantial underweighting in this market was amply rewarded -- according to the MSCI Index, Japan's market closed down 15% in U.S. dollars for the 12 months ending December 1996. Average stock market valuations in Japan support our under

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

weighted position. Price-earnings ratios currently at 95-100x are excessive. Even adjusting for differences in accounting and the possibility of earnings doubling from currently depressed levels, stock prices are still among the highest world-wide. Yields of 0.7% on common stocks are not exciting.

Overall, the Portfolio's U.S. weighting remains unchanged over the last year. Healthy corporate profits, strong exports, improving real estate prices and large flows of cash into equity mutual funds have supported an extended market rally. The current outlook is for continued economic growth. The economy appears to be on sound footing. Unfortunately, many companies' stock prices have begun to reflect the favorable outlook reaching our fair value estimates. New ideas have emerged in the telecommunications sector which lagged the overall market in 1996, including U.S. West Communications.

We have always maintained that our ability to serve you is contingent on three basic principles -- a simple investment philosophy, hard work and a team approach. There is nothing glamorous about hard work, but there is a certain amount of pride that is built upon its success. Finding inexpensive securities in over three dozen countries and worldwide takes an enormous amount of work. During the last 12 months, Templeton's team of analysts wrote over 2,000 research reports on companies in 38 countries and 32 industries working diligently to find inexpensive investments. Our team is intact and excited about the years ahead. As always, we appreciate your continued confidence.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                             Money Market Portfolio
                              by Thomas J. Swartz
                          Chubb Assets Managers, Inc.

The investment objective of the Fund is to provide an investment vehicle that minimizes credit quality risk and net asset fluctuations. The Fund continues to meet this objective by investing in high quality short-term investment vehicles. Taking into account the narrow yield differential between U.S. Treasury bills and lesser quality alternative investments such as commercial paper, we continue to feel it is prudent to invest primarily in government and quasi-government securities.

The Fed Funds Rate has been stable at 5.25% since January, 1996. Given the expected strong final Gross Domestic Product (GDP) number for the fourth quarter of 1996, there is presently some debate over whether the Federal Reserve Bank needs to ratchet up short-term rates in order to moderate the pace of economic growth to a level consistent with low inflation. However, there are factors supporting slower growth in early 1997 as opposed to early 1996 prior to an economic acceleration. For example, bond yields and oil prices are now substantially higher than a year ago and banks' willingness to lend to consumers has lessened. If the Fed does make a preemptive move by raising short-term rates, we would anticipate incremental adjustments to the Fed funds rate, rather than dramatic moves, such as raising the discount rate.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                              Gold Stock Portfolio
                              by Henry J. Bingham
                         Van Eck Associates Corporation


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     Comparison of Change in Value of $10,000 Investment in the Gold Stock
          Portfolio, the S&P 500 Index and the Lipper Gold Fund Index

 ----------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     5 YEAR     10 YEAR     INCEPTION
 ----------------------------------------------------------------------------
 GOLD STOCK                        2.57%      7.64%      2.69%        5.17%
 ----------------------------------------------------------------------------
 S&P 500 INDEX                    22.96%     15.18%     15.25%       16.46%
 ----------------------------------------------------------------------------
 LIPPER GOLD FUND INDEX            5.79%      7.44%      9.83%        6.14%
 ----------------------------------------------------------------------------

[PLOT POINTS FOR LINE CHART]

        Gold Stock     S&P 500    Lipper Gold Fund
        Portfolio       Index          Index
        ---------       -----     ----------------
 1985     10000         10000           10000
           9602          9916            9481
           9960         11626            9069
 1986     10217         13264           10276
          10141         14049            9058
          12987         13070           12189
          13646         13800           12415
 1987     22164         16745           19345
          20392         17584           18429
          24761         18746           22113
          18325         14519           16944
 1988     16901         15345           15396
          16755         16359           15041
          14766         16411           13359
          14433         16915           13768
 1989     15249         18110           14711
          14364         19705           14488
          15006         21812           15770
          17210         22256           18387
 1990     15812         21585           16804
          13785         22936           14925
          14846         19799           15425
          13035         21564           13893
 1991     12337         24685           13197
          13532         24631           14518
          12194         25947           13445
          12316         28106           13809
 1992     11826         27399           12923
          12760         27921           13400
          12844         28801           12548
          11916         30245           11167
 1993     14112         31562           13844
          18279         31711           18325
          15635         32520           16453
          19578         33274           20875
 1994     19639         32021           19124
          17542         32160           18704
          19936         33732           22616
          16882         33725           19626
 1995     17214         36998           18492
          17323         40519           18717
          18152         43729           19788
          17348         46353           18676
 1996     21724         48841           22803
          19740         51033           21453
          18695         52611           21026
          17793         56996           19758


--------------------------------------------------------------------------------
Commencement of Operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Gold Stock Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Lipper Gold Fund Index. For the purposes of this graph and the accompanying table, the average annual total return for the portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index and the Lipper Gold Fund Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.



The net asset value of the Gold Fund's unit rose 2.57% during 1996 compared with a 5.79% increase in the Lipper Gold Fund Index. Gold itself, after rising sharply to $415 an ounce in February, subsequently declined and closed on December 31, 1996 at $367 an ounce, down 5.3% for the year.

The early strength in gold appeared to have been caused by a general movement by Central Banks toward easy monetary policies as well as to a lower level of forward sales by mining companies following the sharp rise in lease rates late in 1995.

Gold's early strength faded as a normal correction was accentuated by the sale of 203 tons of gold by the Belgian Central Bank and recurring suggestions, later withdrawn, that the International Monetary Fund might sell $2 billion of its gold reserves over several years. Increased forward selling by mining companies to fund development projects and higher real interest rates in the United States as well as somewhat lower physical demand may have contributed to the decline.

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

Gold rallied during the U.S. stock market correction in July and then traded in a range of approximately $380-$390 an ounce, until mid-November. The decline in gold's price late in the year appeared to be triggered by the possible "mobilization" of Swiss gold reserves should the 40% gold reserve behind bank notes be repealed as proposed. Uncertainty as to the role of gold in the proposed European monetary system and reports of Central Bank sales seemingly caused speculative selling of gold. At yearend, the short position of "large speculators" was close to record levels.

On a regional basis, Australia was the best performing gold share market rising an average 5.1% in U.S. dollar terms during the year. Australian shares account for approximately 21% of Portfolio assets and investments are concentrated in proven producers with good exploration potential such as Plutonic Resources, Acacia Resources and Sons of Gwalia.

The South African shares which are most heavily leveraged to the gold price had the poorest performance last year, declining an average 12.7% in dollar terms. The 20% depreciation of the rand, although helpful to the earnings of the mines, may also have contributed to the decline of share prices in terms of the dollar. The industry, although mature, is, with the benefit of relaxed government regulation, restructuring itself to improve profitability. Approximately 7% of the Portfolio's assets are invested in South Africa.

The XAU Index of North American shares declined 5.1%, about in line with the gold price. The Portfolio is invested approximately 70% in North America, including 39% in the United States and 31% in Canada. Several of the Canadian companies have a preponderance of their operations in the United States. In North America, the Portfolio invests primarily in producing companies which would benefit most from a rise in the gold price, however, a portion is invested in advance stage exploration companies such as Golden Star Resources, Pangea Goldfields and Tombstone Exploration. Please refer to pages 6 and 7 for a complete listing of Portfolio investments.

The Outlook

While general market sentiment toward financial assets remains optimistic, there are factors within the global economy that under changing conditions could favor gold:

* As the Wall Street Journal noted recently it may be that "Relatively low inflation has been caused by the securities markets ability to draw excess credit out of the system." In other words, a shift of funds from securities to goods could reignite inflationary forces.

* The decline in credit standards, about which the Bank for International Settlements as well as the U.S. Comptroller of the Currency recently warned, has the potential to create financial disruptions and increased demand for gold.

* The U.S. current account deficit, estimated at $150 billion in 1996, has been financed mainly by foreign Central Banks, which with increased purchases of U.S. equities by private foreign interests help explain the strength of the dollar. A lessening of demand for U.S. securities could, of course, weaken the dollar. A lower dollar and higher gold prices often go hand-in-hand, in which case, investments in producing gold mines usually add leverage to a rising gold market.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                        Domestic Growth Stock Portfolio
                                by Robert Benson
                       Pioneering Management Corporation

--------------------------------------------------------------------------------
           Comparison of Change in Value of $10,000 Investment in the Domestic Growth Portfolio and the S&P 500 Index

 ----------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     5 YEAR     10 YEAR     INCEPTION
 ----------------------------------------------------------------------------
 DOMESTIC GROWTH                  16.46%     18.98%      14.39%      13.96%
 ----------------------------------------------------------------------------
 S&P 500 INDEX                    22.96%     15.18%      15.25%      14.70%
 ----------------------------------------------------------------------------

[PLOT POINTS FOR LINE CHART]


        Domestic Growth
       Stock Portfolio                  S&P 500 Index
       ---------------                  -------------
 1986      10000                           10000
           10372                           10712
            9863                            9965
           10565                           10522
 1987      11914                           12768
           12813                           13408
           13698                           14294
           10395                           11071
 1988      12119                           11701
           13176                           12474
           13151                           12514
           13129                           12898
 1989      14183                           13809
           15054                           15025
           16226                           16632
           15669                           16971
 1990      15299                           16459
           15505                           17489
           12071                           15097
           12759                           16443
 1991      15336                           18823
           15663                           18782
           16103                           19785
           16999                           21431
 1992      18699                           20893
           17992                           21291
           18527                           21961
           21506                           23062
 1993      22691                           24066
           22524                           24180
           23910                           24802
           24925                           25377
 1994      24982                           24422
           24337                           24527
           26469                           25727
           26834                           25721
 1995      28241                           28217
           29736                           30902
           33164                           33351
           34809                           35352
 1996      37702                           37249
           39076                           38921
           38570                           40124
           40537                           43469


--------------------------------------------------------------------------------
Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Domestic Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.




The economy grew at a modest 2.4% in 1996, which resulted in an essentially benign interest rate environment. With corporate earnings continuing to increase and interest rates having little impact on price-earnings ratios, the stock market again exhibited strong returns. As was the case in 1995, large capitalization, financial and technology stocks led the charge with smaller capitalization and healthcare stocks lagging.

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

The Domestic Growth Stock Portfolio returned 16.46% for the year 1996 versus 22.96% for the S&P 500 Index. A component of the Portfolio that contained smaller and medium sized companies hindered performance. However, current Portfolio investments continue to offer good value relative to the overall stock market.

As was the case last year, the best performing sector of the Portfolio was the financial sector--banks and insurance companies. American Bankers Insurance Group, UNUM Corp. and AAMES Financial had total returns exceeding 30%. Real Estate Investment (REIT) stocks were also very strong in 1996 and the Portfolio was well represented by Centerpoint Properties and Gables Residential Trust. Additionally, Consolidated Stores in the retail sector and Lincare Holdings in healthcare were both stellar performers. In the technology group, our smaller capitalization issues lagged the market but our larger capitalization stocks such as Arrow Electronics and EMC Corp. outperformed it. One of the Portfolio's best performing stocks for the year was Personnel Group of America, a diversified personnel staffing company. Please refer to pages 8 and 9 for a complete listing of Portfolio investments.

The outlook for 1997 is very similar to the one we had at the beginning of 1996. The economy is growing modestly, inflation is low and the pressures on interest rates seem to be minimal. This economic climate translates into a market outlook that is positive but cautious. We expect larger capitalization stocks, particularly technology, to continue to do well. REIT stocks should also perform favorably as the real estate cycle continues to improve. As a result, the Portfolio has increased its exposure in those areas. Smaller and medium sized companies with good earnings outlook and strong balance sheets continue to be attractively priced in the market.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                                 Bond Portfolio
                               by Ned I. Gerstman
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------


   Comparison of Change in Value of $10,000 Investment in the Bond Portfolio
                 and the Lehman Brothers Government Bond Index

 ----------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     5 YEAR     10 YEAR     INCEPTION
 ----------------------------------------------------------------------------
 Bond Portfolio                    2.47%     6.42%       7.26%        7.20%
 ----------------------------------------------------------------------------
 Lehman Bros. Govt Index           2.77%     6.88%       8.13%        8.16%
 ----------------------------------------------------------------------------

[PLOT POINTS FOR LINE CHART]


                             Lehman Brothers
       Bond Portfolio        Gov't Bond Index
       --------------        ----------------
 1986       10000                   10000
            10116                   10132
            10310                   10330
            10447                   10613
 1987       10234                   10737
            10279                   10549
             9960                   10265
            10339                   10845
 1988       10613                   11203
            10701                   11308
            10811                   11499
            10920                   11607
 1989       10970                   11730
            11837                   12674
            11903                   12779
            12329                   13259
 1990       12185                   13095
            12633                   13553
            12679                   13666
            13370                   14416
 1991       13713                   14729
            13862                   14928
            14625                   15778
            15428                   16624
 1992       15015                   16333
            15679                   16978
            16501                   17817
            16572                   17824
 1993       17061                   18630
            17558                   19168
            17693                   19791
            18009                   19724
 1994       17633                   19320
            17574                   18913
            17662                   18993
            17598                   19059
 1995       18405                   19957
            19407                   21194
            19716                   21569
            20548                   22555
 1996       20110                   22045
            20121                   22150
            20488                   22522
            21056                   23180


--------------------------------------------------------------------------------
Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers Government Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The Lehman Brothers Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.




We entered 1996 after a furious bond market rally during 1995 that resulted from slowing economic growth and continued moderate inflation. In response, the Federal Reserve had been easing monetary policy throughout 1995. It was expected that these trends would continue and result in lower interest rates for the coming year. Early in 1996 it became apparent that the economy, led by the housing sector, auto sales, low rates, strong employment growth and strong exports, had gained momentum. As a result, the need for further Fed easing did not come to pass and interest rates responded by rising 75 basis points during the first quarter of 1996. After strong economic growth during the first half of the year, including a very strong 4.7% Gross Domestic Product (GDP) in the second quarter, the rise in rates and waning demand resulted in growth slowing to 2.1% in the third quarter. Interest rates moved in a


                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

narrow range over the last three quarters, moving higher as evidence of stronger growth surfaced, and moving lower as signs of economic weakness materialized. By the end of 1996, rates were somewhat below the low end of that trading range. For the full year, the benchmark 10 year treasury yield rose 85 basis points.

While 1996 was not a great year for the bond market, our conservative intermediate maturity strategy and prudent security selection helped us to once again outperform the Lipper General bond fund averages for the third consecutive year, which had a return of 1.72%. We are also among the best performing Government funds over the last one, three, five and nine year timeframes according to the Lipper General bond fund averages.

Going into 1997, the bond market appears to be fairly valued. During 1996, inflation measures put in a mixed performance. Core measures of inflation actually fell during the year. On a year over year basis, the core Consumer Price Index (CPI) fell from 3.0% to 2.6% and the core Producer Price Index (PPI) fell sharply from 2.6% to 0.6%. Only a sharp rise in energy prices pushed the overall numbers higher. The employment cost index, closely watched by Allan Greenspan, the Fed Chairman, fell to 2.8% at the end of the third quarter, down from 3.2% at the end of last year. Gold, often viewed as an indicator of future inflation, fell to its lowest level in four years. By many of these comparisons, inflation still appears to be a falling trend and real inflation adjusted yields in the bond market seem historically attractive. The one negative on this front was the rise during the year in average hourly earnings due to the tight labor markets. But as long as growth stays below 2.5% on average over the coming quarters, those pressures should abate. Given our outlook for stable interest rates, the Bond Portfolio expects to be more heavily weighted in higher yield mortgage-backed securities whose returns should benefit in that environment.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                          Growth and Income Portfolio
                               by Robert Witkoff
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------


           Comparison of Change in Value of $10,000 Investment in the Growth and Income Portfolio and the S&P 500 Index

              -----------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     INCEPTION
              -----------------------------------------------------
              GROWTH & INCOME                  22.88%       15.43%
              -----------------------------------------------------
              S&P 500 INDEX                    22.96%       16.40%
              -----------------------------------------------------




[PLOT POINTS FOR LINE CHART]


        Growth & Income        S&P 500
          Portfolio              Index
        ---------------        -------
 1992        10000             10000
              9696              9958
              9824             10272
             10820             10787
 1993        11276             11256
             11300             11310
             11895             11598
             12436             11867
 1994        12070             11420
             11996             11470
             12248             12031
             11910             12028
 1995        12871             13195
             14352             14451
             15496             15596
             15908             16532
 1996        16489             17419
             17365             18201
             17639             18763
             19548             20327


--------------------------------------------------------------------------------
Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth and Income Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 index. For the purposes of this graph and the accompanying table, the average annual total return for the portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.





It was another great year for the financial markets. Stocks advanced across the board with the Dow Jones Industrials Average (DJIA) up 26.5%, the Standard and Poor's (S&P) 500 up 22.96%, and the NASDAQ composite up 21.5%. The story is "old hat" by now, but the underpinnings of the market's strength have basically not changed over the last two years, declining short-term rates supported by low long-term rates, sustained economic non-inflationary growth, and rising corporate profits. This favorable economic climate has led to a record inflow of money into equity mutual funds and a favorable demand for stocks. Combined, they have helped the market achieve many new record highs. The DJIA, which toppled two thousand-point milestones (4000 and 5000) last year surpassed the 6000 this year and 6500 just a month later. This two year appreciation (68.2%) stands up against many of the best of this century. Even more impressive for stocks is how this was achieved with no real help from the bond market.


                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

During the fourth quarter, the stock markets rose for most of October and November, fell dramatically in early December, rallied late in the month to erase the decline and finally fell close to 2% on the last trading day. Employing the same disciplined approach to managing the Portfolio, we used this volatility to make some adjustments in the Portfolio's composition. We sought out and added companies selling at a significant discount to the broad market averages on their earnings multiple yet with above average future growth prospects, including: Black & Decker, PMI Group, Equitable and UCAR. We also selectively added to many of our existing holdings. We sold those positions that no longer provided a discounted valuation, including: Archer Daniels, Atlantic Richfield, May Department Stores, Canadian National and Whirlpool. Please refer to pages 11 and 12 for a complete listing of Portfolio investments.

Despite the change in portfolio managers, the investment tenets and approach taken by the Portfolio will not change. We will stick to 35-40 equally weighted large capitalization stocks, stay fully invested, and minimize our exposure to any one sector. We believe that this focused value approach will continue to reward our shareholders with above average performance over the long-term.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


                            Capital Growth Portfolio
                                 by Tom Marsico
                           Janus Capital Corporation

--------------------------------------------------------------------------------


           Comparison of Change in Value of $10,000 Investment in the Capital Growth Portfolio and the S&P 500 Index


              -----------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     INCEPTION
              -----------------------------------------------------
              CAPITAL GROWTH                   19.25%       22.65%
              -----------------------------------------------------
              S&P 500 INDEX                    22.96%       16.40%
              -----------------------------------------------------




[PLOT POINTS FOR LINE CHART]


        Capital Growth
          Portfolio                S&P 500 Index
          ---------                -------------
 1992       10000                    10000
            10087                     9958
            10925                    10272
            12724                    10787
 1993       13604                    11256
            13635                    11310
            14752                    11598
            15869                    11867
 1994       15387                    11420
            14720                    11470
            15553                    12031
            15353                    12028
 1995       16045                    13195
            17479                    14451
            20143                    15596
            21762                    16532
 1996       23919                    17419
            25766                    18201
            26224                    18763
            25951                    20327


--------------------------------------------------------------------------------
Commencement of Operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.




As you know, Helen Young Hayes has asked me to take over management of the Capital Growth Portfolio. Before discussing performance, I would like to emphasize that my investment approach is very similar to Helen's. Both Helen and I believe that detailed fundamental research and individual stock selection is the key to long-term success. I tend to focus somewhat less on foreign stocks, however, favoring instead, companies with a large international sales component. This is consistent with my emphasis on large proven companies that dominate their markets, both at home and abroad, often with uniquely powerful brands (Coca-Cola and Nike are examples). I like companies with strong unit sales growth, that consistently improve their profitability and their returns on capital expenditures. In sum, companies that know how to wisely invest their cash.


                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

Stocks moved ahead nicely during 1996, ending the year near record highs. The S&P 500 Index gained 22.96% for the year, while the Capital Growth Portfolio appreciated 19.25%. Since inception, the Portfolio has average annual return of 22.65%, versus 16.40% for the S&P Index.

The fourth quarter was something of a disappointment as the Capital Growth Portfolio lost 1.04% while the S&P 500 Index gained 8.34%. The Portfolio did not keep pace with the Index for the quarter due to disappointments in a number of stocks, most of which had performed well earlier. These included Rentokil, EDS (Electronic Data Systems), Heritage Media, Millicom International, Amre, and Intelligent Medical Imaging. These stocks were sold either due to earnings disappointments that our research determined could persist beyond the current quarter, or due to a deterioration in fundamentals. Ascend Communications, which makes networking equipment, and Danka Business Systems were also down. The prospects for Ascend and Danka are very positive, however, so I am holding both positions.

During the quarter, I restructured the Portfolio, adding a number of dominant franchise competitors with significant international operations. Not only are these great individual companies, but the current healthy U.S. economic environment, with its moderate growth, mild inflation, and low interest rates, should boost profits in large, competitive companies across a broad spectrum of industries. The Portfolio now holds a number of these familiar names: IBM, Coca-Cola, General Electric, Merrill Lynch, Pfizer, Merck, and Monsanto (which is transforming itself from an old-line chemical producer into a far more dynamic life sciences company). Low interest rates should also benefit our financial holdings. Wells Fargo, Citicorp, and Chase Manhattan continue to enjoy excellent lending margins, and should also be able to extend their domination of selected markets. Please refer to pages 13 and 14 for a complete listing of Portfolio investments.

Overall, I am very positive on equities going forward and very proud of the Janus research team's performance since the inception of the Capital Growth Portfolio.

In general, there are many reasons to be positive on equities going forward. In the 90s, corporations have experienced many profound changes, not only in the greater emphasis placed on efficiency, productivity, and computerization, but in the way management views its mission and responsibilities. Corporations are less enamored with growth for its own sake, and more attuned to managing the business effectively. As proof, witness the improvement in return on equity. Excess capital is now being used to increase profitability.

Witness also the improvement in return on capital. U.S. business now has one of the highest capital returns in the world, putting us at a distinct competitive advantage. Politically, there has also been a


                                                                       Continued
seat change. President Clinton ran on a platform that was in many ways more conservative, both fiscally and socially, than George Bush's platform in 1992. Welfare was reformed by a Democratic President, and we will probably see some type of balanced budget accord before the year is out. In general, government understands that it should lead more constructively.

All these factors should lend more stability to the financial markets and are a large part of the reason I believe the outlook for stocks and bonds is positive in 1997, even though stock valuations are high by some measures. If economic and business conditions remain favorable, I believe interest rates could fall closer to their historic relationship to inflation. Assuming a continuing inflation rate of about 2.5%, the yield on the 30-year treasury bond could fall to approximately 5% over the next several years, which would encourage further investment in the stock market.

Although I expect greater market volatility in 1997, the equities market should make progress, for all the reasons I mentioned earlier. I stayed the course with stocks in 1996, with very good results. Unless there is a radical change in the current economic and business environment, I intend to stay the course in 1997 as well. I believe the Portfolio's focus on large, high-quality growth companies will serve us well.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


                               Balanced Portfolio
                               by C. Edwin Riley
                        Phoenix Investment Counsel, Inc.

--------------------------------------------------------------------------------
 Comparison of Change in Value of $10,000 Investment in the Balanced Portfolio
    and the S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day
                                  T-Bill Index


              -----------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     INCEPTION
              -----------------------------------------------------
              BALANCED                         10.56%      10.32%
              -----------------------------------------------------
              S&P 500 INDEX                    22.96%      16.40%
              -----------------------------------------------------
              BALANCED BENCHMARK               14.33%      12.11%
              -----------------------------------------------------




[PLOT POINTS FOR LINE CHART]


                                         55% S&P 500/
         Balanced       S&P 500     35% Lehman Aggregate/
        Portfolio        Index       10% 90 Day T-Bills
        ---------        -----       ------------------
 1992      10000         10000            10000
           10081          9958            10070
           10467         10272            10403
           10847         10787            10712
 1993      11379         11256            11129
           11526         11310            11273
           11856         11598            11545
           11852         11867            11702
 1994      11654         11420            11351
           11550         11470            11347
           11698         12031            11691
           11694         12028            11725
 1995      12186         13195            12573
           12848         14451            13516
           13481         15596            14220
           14308         16532            14917
 1996      14377         17419            15286
           14850         18201            15717
           15163         18763            16114
           15819         20327            17056


--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "portfolio") at its inception with a similar investment in the S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.




The Balanced Portfolio returned 10.56% for the year ending December 31, 1996 compared with the Balanced Benchmark return of 14.33%. (The Balanced Benchmark represents an average blend of the following market indices: 55% Standard & Poors' 500 Index; 35% Lehman Brothers Aggregate Bond Index; and 10% Salomon Brothers Three-month Treasury-Bill Index).

The Portfolio's underperformance relative to the Balanced Benchmark for the year can be attributed to the equity portion of the Portfolio. While posting a strong double digit return of 16.6%, this lagged the S&P 500 return of 22.96%. The fixed income portion of the Portfolio performed in line with the Lehman Aggregate, returning 3.3% versus 3.6% for the year.

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

More specifically on the equity side of the Portfolio, primary areas contributing to performance included our exposure to financial companies and our continued emphasis on the energy sector represented by our Deregulating Financial Services and Energy Technology themes. Sources of underperformance for the year came predominantly from an underweighting to the consumer staples sector and our technology holdings. Within the fixed income portion of the Portfolio, emphasis remained predominantly on U.S. Government and agency mortgage-backed securities throughout the period. Please refer to pages 15-18 for a complete listing of Portfolio investments.

Asset allocation throughout the year was targeted at 55% stocks, 35% bonds, and 10% cash reserves.

The market has performed strongly the last two years, benefiting from strong earnings gains and declining interest rates. Looking forward, earnings growth should decelerate and interest rates should remain in a narrow range. The risks are if earnings prove disappointing or interest rates rise. We believe that the key to 1997 lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection. In a market caught between long-term concerns and intermediate opportunities we are maintaining exposure to growth stocks that have some sensitivity to the domestic economy and/or foreign sales growth.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                           Emerging Growth Portfolio
                        by John Ballen and Toni Shimura
                        Massachusetts Financial Services

--------------------------------------------------------------------------------


                    Comparison of Change in Value of $10,000
                  Investment in the Emerging Growth Portfolio
                       and the Russell 2000 Growth Index

              -----------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS     1 YEAR     INCEPTION
              -----------------------------------------------------
              EMERGING GROWTH                  18.30%      31.10%
              -----------------------------------------------------
              RUSSELL 2000 GROWTH INDEX        16.55%      22.02%
              -----------------------------------------------------


        Emerging Growth
           Portfolio         Russell 2000 Growth
           ---------         -------------------
            10000                  10000
 06/95      10962                  10829
            11982                  11239
            12209                  11649
 09/95      12821                  12060
            12753                  12120
            13374                  12180
 12/95      13291                  12239
            13497                  12200
            14094                  12600
 03/96      14225                  12862
            15315                  13000
            15772                  13300
 06/96      15349                  13523
            14206                  13530
            14616                  13550
 09/96      15938                  13569
            15691                  13700
            16453                  13900
 12/96      15724                  14264


--------------------------------------------------------------------------------
Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The Russell 2000 Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.


During 1996, the dramatic rise of the stock market overall reflected a pattern of moderate growth and controlled inflation in the U.S. economy, two factors that we anticipate will continue to be favorable for long-term investors. While large cap stocks outperformed small cap stocks this year, the benign economic environment should foster the growth of large and small companies alike in 1997.

Our performance in 1996 has reflected these trends. Compared to the Russell 2000 Growth Index return of 16.55%, the Emerging Growth Portfolio returned 18.30%. The market this year, however, was clearly two-tiered. Our Portfolio's performance benefited from the strong appreciation in the stock



                                                                       continued



                                     xviii

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


prices of many of its holdings in the technology and consumer sectors while the overall market was dominated by the larger cap issues as represented by the DJIA and the S&P 500 Composite Index. In this environment, emerging growth stocks offered particular challenges and opportunities.

With a very strong market, investors overlooked the earnings growth of the smaller companies and bid up prices of the larger companies instead. Although many smaller companies underperformed most of the year, their earnings results nonetheless remained strong. Modest economic growth coupled with productivity gains throughout Corporate America provided a favorable backdrop for a number of emerging growth sectors in the Portfolio. Semiconductor stocks performed strongly as investors focused on the potential for improving inventories and demand. The need for improved productivity and efficiency benefited technology stocks which make up the Portfolio's largest sector. Networking and software stocks such as Oracle, BMC Software, and Compuware which all help their corporate customers reduce costs have all performed well.

At the same time, consumer services companies such as HFS, Inc. have also helped the Portfolio's performance. HFS has acquired companies in the hotel industry, real estate, and car rental businesses. All of these businesses fit into HFS very well and the company has produced over 30% internal growth from revenue opportunities and cost savings. Supplementing this internal growth has been what we believe is the best acquisition team in the 1990's, which has made several acquisitions that greatly increased the company's earnings growth rate this year. And while the stock has outperformed the market, its valuation has lagged its earnings growth rate, making it attractively priced.

One sector that did not perform as well as expected is healthcare. HMOs set their prices too low to insure revenues in 1996. United Healthcare, Healthsource, and Pacificare all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented for 1997. Please refer to pages 19-22 for a complete listing of Portfolio investments.

Looking ahead, we see a continuation in the steady growth that has characterized the U.S. economy. This environment has allowed companies to lower their costs and improve their margins, thus enhancing earnings. Many smaller companies, with their lower cost structure, can capitalize on these trends. We believe that emerging growth stocks will continue to offer investment opportunities in the upcoming year. By seeking out new rapidly growing companies and more established companies with dynamic earnings growth, we anticipate that our strategy should reward investors in 1997.

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION


                          World Growth Stock Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Common Stock                   88.04%
Short-Term Obligations          7.07%
Preferred Stock                 2.88%
Cash                            1.26%
Corporate Bonds                 0.75%

                                           % OF
TOP TEN EQUITIES                        PORTFOLIO
Bank of Ireland                            2.24%
Banco Popular Espanol                      1.99%
Nokia, AB                                  1.45%
Repsol, SA                                 1.44%
Citicorp                                   1.41%
Telefonica de Espana, ADR                  1.41%
Hitachi Ltd.                               1.39%
Iberdrola SA                               1.29%
Stet Societa Finanziaria Telefonica, SPA   1.28%
Tesco, PLC                                 1.25%

                                           % OF
TOP TEN COUNTRIES                       PORTFOLIO
United States                             29.94%
United Kingdom                            10.31%
Spain                                      6.85%
France                                     6.20%
Hong Kong                                  4.52%
Netherlands                                3.56%
Finland                                    3.37%
Sweden                                     3.12%
New Zealand                                2.98%
Italy                                      2.84%


                             Money Market Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Short-Term Obligations     93.37%
Cash                        6.63%


       PORTFOLIO QUALITY                   DOLLAR WEIGHTED AVERAGE MATURITY
                        % OF
RATING               PORTFOLIO                        39.02 DAYS
 AAA                  100.00%

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION-(Continued)


                              Gold Stock Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Common Stock           93.39%
Commercial Paper        4.47%
Corporate Bonds         1.92%
Cash                    0.14%
Warrants                0.08%


                                           % OF
TOP TEN EQUITIES                        PORTFOLIO
Barrick Gold Corp.                         4.78%
Homestake Mining Co.                       4.38%
Placer Dome, Inc.                          4.04%
Normandy Mining, Ltd.                      4.03%
Newmont Mining Corp.                       4.01%
Getchell Gold Corp.                        3.93%
Santa Fe Pacific Gold Corp.                3.35%
Freeport McMoRan Copper & Gold, Inc.       2.88%
Crown Resources Corp.                      2.77%
Newcrest Mining, Ltd.                      2.68%


                                           % OF
TOP COUNTRIES                           PORTFOLIO
United States                             39.03%
Canada                                    31.37%
Australia                                 20.90%
South Africa                               7.00%
Ghana                                      1.14%
Peru                                       0.56%


                        Domestic Growth Stock Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Common Stock                  95.24%
Cash                           4.76%


                                           % OF
TOP TEN EQUITIES                        PORTFOLIO

Ensco International, Inc.                  3.14%
Lincare Holdings, Inc.                     2.65%
Host Marriott Corp.                        2.53%
Action Performance Companies, Inc.         2.33%
Cisco Systems, Inc.                        2.29%
Tencor Instruments                         2.28%
DST Systems, Inc.                          2.26%
CenterPoint Properties Corp.               2.23%
Amresco, Inc.                              2.12%
Teradyne, Inc.                             2.10%


                                           % OF
TOP TEN INDUSTRIES                      PORTFOLIO

Health Care                                8.52%
Insurance                                  8.45%
Electronics                                7.92%
Computers                                  6.99%
Real Estate                                6.36%
Financial Services                         6.08%
Medical Supplies                           5.24%
Oil-Crude                                  5.16%
Computer Software & Services               5.14%
Commercial Services                        5.11%

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION-(Continued)


                                 Bond Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

U.S. Government and Agency Obligations       98.96%
Cash                                          0.60%
Corporate Bonds                               0.44%


       PORTFOLIO QUALITY                   DOLLAR WEIGHTED AVERAGE MATURITY
                        % OF
RATING               PORTFOLIO                        12.69 YEARS

 AAA                  99.56%
  A                    0.44%



                          Growth and Income Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Common Stock            95.21%
Cash                     4.79%


                                           % OF
TOP TEN EQUITIES                        PORTFOLIO

Owens-Illinois, Inc.                       3.75%
Reebok International, Ltd.                 2.77%
Singer Co., NV                             2.70%
PMI Group, Inc.                            2.68%
Merrill Lynch & Co.                        2.63%
Ball Corp.                                 2.62%
First Chicago NBD Corp.                    2.48%
PaineWebber Group, Inc.                    2.47%
KeyCorp                                    2.45%
Black & Decker Corp.                       2.43%


                                           % OF
TOP TEN INDUSTRIES                      PORTFOLIO

Insurance                                 12.88%
Mining & Metals                           10.66%
Banking                                    9.35%
Financial Services                         7.58%
Electronics                                6.84%
Building Materials                         6.48%
Automotive Parts & Accessories             5.58%
Transportation                             4.35%
Food Processing                            4.23%
Packaging & Containers                     3.75%

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION-(Continued)



                            Capital Growth Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Common Stock        97.84%
Cash                 2.16%


                                           % OF
TOP TEN EQUITIES                        PORTFOLIO

Wells Fargo & Co.                          4.36%
IBM Corp.                                  4.16%
Chase Manhattan Corp.                      4.09%
Lucent Technologies, Inc.                  3.98%
UAL Corp.                                  3.82%
General Electric Co.                       3.80%
Monsanto Co.                               3.77%
Nike Inc., Class B                         3.65%
Federal National Mortgage Association      3.64%
First Data Corp.                           3.57%


                                           % OF
TOP TEN INDUSTRIES                      PORTFOLIO

Financial Services                        18.37%
Pharmaceuticals                            9.58%
Software Products & Services               7.92%
Medical Supplies                           7.37%
Computers                                  6.89%
Chemicals                                  6.53%
Beverages                                  5.78%
Communication Systems                      5.18%
Textiles & Apparel                         4.17%
Telecommunications                         3.98%


                               Balanced Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Common Stock                                 56.10%
U.S. Government and Agency Obligations       36.38%
Short-Term Obligations                        5.45%
Municipal Bonds                               1.62%
Corporate Bonds                               0.24%
Cash                                          0.21%


                                           % OF
TOP TEN HOLDINGS                        PORTFOLIO

U.S. Treasury Notes & Bonds               29.03%
Government National Mortgage Assoc.        7.35%
Cisco Systems, Inc.                        1.78%
Intel Corp.                                1.53%
International Business Machines Corp.      1.23%
3COM Corp.                                 1.12%
PepsiCo, Inc.                              1.09%
Equifax, Inc.                              1.06%
Procter & Gamble Co.                       1.04%
Columbia/HCA HealthCare Corp.              1.04%


                                           % OF
TOP TEN INDUSTRIES                      PORTFOLIO

Software Products & Services               4.91%
Insurance                                  4.55%
Pharmaceuticals                            3.38%
Oil, Crude, Service & Equipment            2.85%
Oil - Integrated                           2.76%
Retail Stores                              2.46%
Financial Services                         2.34%
Communication Systems                      2.32%
Computers                                  2.14%
Lodging & Restaurant                       1.91%


                                     xxiii

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION-(Continued)


                           Emerging Growth Portfolio
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

Common Stock                   87.35%
Short-Term Obligations          8.19%
Warrants & Rights               1.92%
Preferred Stocks                1.26%
Cash                            1.23%
Convertible Bonds               0.05%


                                           % OF
TOP TEN EQUITIES                        PORTFOLIO

Oracle Systems Corp.                       4.54%
HFS, Inc.                                  4.43%
BMC Software, Inc.                         3.94%
United Healthcare Corp.                    3.72%
Technology Solutions                       3.58%
Cisco Systems, Inc.                        3.54%
Cadence Design Systems, Inc.               3.47%
Computer Associates Int'l, Inc.            3.43%
Worldcom, Inc.                             2.58%
Microsoft Corp.                            2.03%


                                           % OF
TOP TEN INDUSTRIES                      PORTFOLIO

Computer Software - Mainframe             21.52%
Computer Software - P.C.                  12.91%
Commercial Services                        6.78%
Lodging                                    5.40%
Electronics                                4.86%
Telecommunications                         4.18%
Insurance                                  3.96%
Computer & Office Equipment                3.78%
Electronics - Semiconductor                3.25%
Medical - Hospitals                        2.66%

++ Represents market value of investments plus cash.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO
December 31, 1996


                                                         Number          Market
                                                           of            Value
Company                                                  Shares         (Note B)
-------                                                  ------         --------

COMMON STOCK-94.15%

                           Aerospace Equipment-1.20%

Textron, Inc. ................................           11,700       $1,102,725
                                                                      ----------

                         Automotive Manufacturing-2.19%

Fiat - RNC, SPA ..............................          144,400          252,613
Fiat, SPA ....................................          255,300          770,674
Volkswagen, AG ...............................            2,400          992,791
                                                                      ----------
                                                                       2,016,078
                                                                      ----------

                                 Banking-7.00%

Banco Popular Espanol ........................           10,000        1,960,406
Banco Portugues de
  Investimento ...............................           96,200        1,195,910
Banco Portugues de Investimento,
  New Shares+.................................           36,556          430,900
Bank of Ireland ..............................          241,460        2,204,458
National Bank of Canada ......................           65,000          656,799
                                                                      ----------
                                                                       6,448,473
                                                                      ----------

                         Building & Construction-0.61%

Sociedade Construcos Soares
  de Costa ...................................           48,100          563,564
                                                                      ----------

                            Building Materials-3.83%

Alfa, S.A. de C.V ............................          161,700          743,577
The BICC Group ...............................           54,000          255,976
Kaufman & Broad Home
  Corp. ......................................           26,000          334,750
Masco Corp. ..................................           16,400          590,400
Owens Corning ................................           10,000          426,250
Pioneer International, Ltd. ..................          195,000          580,788
Pioneer International, Ltd.,
  ADR ........................................          200,000          595,680
                                                                      ----------
                                                                       3,527,421
                                                                      ----------

                                Chemicals-1.73%

BASF, AG .....................................           24,000          918,818
Solvay, S.A. .................................            1,100          672,685
                                                                      ----------
                                                                       1,591,503
                                                                      ----------


                           Commercial Services-0.80%

Jardine Matheson Holdings,
  Ltd., ADR ..................................          111,600       $  736,560
                                                                      ----------

                       Computer Software & Services-0.83%

Bay Networks, Inc.+ ..........................           36,400          759,850
                                                                      ----------

                            Consumer Products-1.76%

Ceramco Corp., Ltd. ..........................          620,100          591,451
McBride, PLC .................................          439,100        1,029,426
                                                                      ----------
                                                                       1,620,877
                                                                      ----------

                               Electronics-2.71%

Hitachi, Ltd. ................................          146,900        1,366,860
Sony Corp. ...................................           17,200        1,124,734
                                                                      ----------
                                                                       2,491,594
                                                                      ----------

                              Energy Sources-1.06%

Total Petroles ...............................           12,000          974,082
                                                                      ----------

                        Engineering & Construction-1.09%

International-Mueller, NV ....................           40,000        1,003,620
                                                                      ----------

                         Entertainment & Leisure-0.89%

Kuoni Reisebuero .............................              340          822,955
                                                                      ----------

                          Environmental Control-1.88%

Wheelabrator Technologies,
  Inc. .......................................           45,000          731,250
WMX Technologies, Inc. .......................           30,600          998,325
                                                                      ----------
                                                                       1,729,575
                                                                      ----------
----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO-(Continued)
December 31, 1996


                                                         Number          Market
                                                           of            Value
Company                                                  Shares         (Note B)
-------                                                  ------         --------

COMMON STOCK-Continued

                            Financial Services-5.78%

American Express Co. .............................          8,700     $  491,550
Brierley Investments, Ltd. .......................        525,000        485,888
Chile Fund, Inc. .................................         23,140        483,048
Citicorp .........................................         13,500      1,390,500
Hutchison Whampoa, Ltd. ..........................        132,000      1,036,715
Invesco Mim ......................................        200,000        888,160
Rhone-Poulenc ....................................          7,800        265,414
Thailand International Fund+ .....................             12        276,000
                                                                      ----------
                                                                       5,317,275
                                                                      ----------

                        Food & Household Products-0.14%

IBP, Inc. ........................................          5,300        128,525
                                                                      ----------

                         Forest Products & Paper-7.46%

Boise Cascade Corp. ..............................         19,000        603,250
Bowater, Inc. ....................................         21,000        790,125
Carter Holt Harvey, Ltd. .........................        279,251        633,313
Enso OY+ .........................................        111,300        891,068
Fletcher Challenge, Ltd., Forestry
  Division .......................................        731,629      1,225,040
International Paper Co. ..........................         25,000      1,009,375
James River Corp. of Virginia ....................         22,000        728,750
Valmet OY ........................................         56,400        991,185
                                                                      ----------
                                                                       6,872,106
                                                                      ----------

                          Health & Personal Care-1.12%

Nationwide Health Properties .....................         42,600      1,033,050
                                                                      ----------

                                Insurance-3.00%

AXA, S.A. ........................................         16,300      1,034,673
National Mutual Asia, Ltd. .......................        750,000        712,650
UNUM Corp. .......................................         14,000      1,011,500
                                                                      ----------
                                                                       2,758,823
                                                                      ----------

                           Machines-Diversified-0.98%

Asea,AB ..........................................          8,000        902,164
                                                                      ----------


                              Manufacturing-4.21%

BTR, PLC .........................................        226,700     $1,101,762
Pechiney S.A., Class A ...........................         25,740      1,076,390
Portucel Industrial Empressa,
  S.A., ADR ......................................         97,000        562,319
S.K.F. ...........................................         48,000      1,135,320
                                                                      ----------
                                                                       3,875,791
                                                                      ----------
                                  Media-0.79%

News Corp., Ltd. .................................         97,515        433,727
News Corp. Ltd., ADR .............................         13,808        288,242
                                                                      ----------
                                                                         721,969
                                                                      ----------

                             Mining & Metals-1.68%

Oregon Steel Mills, Inc. .........................         67,800      1,135,650
Union Miniere, NPV+ ..............................          6,000        406,114
                                                                      ----------
                                                                       1,541,764
                                                                      ----------

                           Oil - International-3.00%

Royal Dutch Petroleum
  Co., Ltd., ADR .................................          5,000        853,750
Societe Elf Aquitaine, S.A. ......................         10,500        953,913
YPF Sociedad Anonima,
   S.A., ADR .....................................         37,600        949,400
                                                                      ----------
                                                                       2,757,063
                                                                      ----------

                          Oil & Gas Exploration-1.54%

Repsol, S.A. .....................................         37,000      1,416,564
                                                                      ----------

                             Pharmaceuticals-2.38%

Astra, AB, Class B ...............................         21,500      1,035,950
Novartis, AG+ ....................................          1,013      1,156,210
                                                                      ----------
                                                                       2,192,160
                                                                      ----------

                               Real Estate-2.55%

Meditrust Corp. ..................................         23,900        956,000
Union du Credit Bail
  Immobilier Unibail .............................         10,700      1,062,026
Wereldhave, NV ...................................          5,200        324,673
                                                                      ----------
                                                                       2,342,699
                                                                      ----------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO-(Continued)
December 31, 1996

                                                         Number          Market
                                                           of            Value
Company                                                  Shares         (Note B)
-------                                                  ------         --------

COMMON STOCK-Continued

                                  Retail-4.85%

Coles Myer, Ltd. .............................          282,700       $1,163,084
Federated Department
  Stores, Inc.+ ..............................           13,600          464,100
Hudsons Bay Co. ..............................           46,700          780,231
Tesco, PLC ...................................          203,404        1,233,950
The Limited, Inc. ............................           44,600          819,525
                                                                      ----------
                                                                       4,460,890
                                                                      ----------

                       Telecommunication Equipment-2.91%

Alcatel Alsthom, CG ..........................            9,178          735,831
DSC Communications Corp.+ ....................           28,500          509,438
Nokia, AB, OY ................................           24,700        1,429,799
                                                                      ----------
                                                                       2,675,068
                                                                      ----------

                            Telecommunications-7.94%

Cable & Wireless, PLC, ADR ...................           22,000          541,750
MCI Communications Corp. .....................           36,000        1,176,750
Stet Societa Finanziaria Telefonica,
  SPA ........................................          277,700        1,260,175
Telcom Italia, SPA ...........................          262,591          511,186
Teledanmark, AS ..............................           18,100          997,218
Telefonica de Argentina, S.A.,
  Class B, ADR ...............................           18,100          468,338
Telefonica de Espana, ADR ....................           20,000        1,385,000
U.S. West Communications Group,
  NPV ........................................           29,900          964,275
                                                                      ----------
                                                                       7,304,692
                                                                      ----------

                            Textiles & Apparel-2.52%

Dawson International, PLC ....................          366,000          360,107
Liz Claiborne, Inc. ..........................           24,500          946,313
Yizheng Chemical Fibre Co. ...................        2,647,000          643,221
Yue Yuen Industrial
 Holdings, Ltd. ..............................          960,000          366,048
                                                                      ----------
                                                                       2,315,689
                                                                      ----------

                              Tire & Rubber-0.87%

Goodyear Tire & Rubber
  Co. ........................................           15,500      $   796,313
                                                                      ----------

                        Transportation & Shipping-6.11%

American President Companies,
  Ltd. .......................................           23,000          543,376
Frans Maas Groep, CVA ........................           17,000          697,792
Guangshen Railway Co.,
  Ltd.+ ......................................           46,300          954,938
Helikopter Service, AS .......................           51,500          669,418
Nedlloyd Groep ...............................           34,600          948,140
Transport Development Group ..................          288,100          929,353
Transportation Maritima, S.A. ................           45,000          218,650
Unitor Ships Service .........................           50,700          651,079
                                                                      ----------
                                                                       5,612,746
                                                                      ----------

                        Utilities - Electric & Gas-5.44%

British Energy, PLC ..........................          419,000        1,046,831
British Gas, PLC .............................          251,300          963,308
Empresa Nacional
  de Electricidad, ADR .......................           10,000          700,000
Iberdrola, S.A. ..............................           90,000        1,273,104
Shandong Huaneng Power,
  ADR ........................................           38,000          370,500
Texas Utilities Co. ..........................           16,000          652,000
                                                                      ----------
                                                                       5,005,743
                                                                      ----------

                            Utilities - Water-1.30%

Thames Water Group, PLC ......................          114,100        1,193,030
                                                                      ----------

   TOTAL COMMON STOCK
    (Cost $67,624,674) .......................                        86,613,001
                                                                      ----------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO-(Continued)
December 31, 1996


                                                      Number             Market
                                                        of               Value
Company                                               Shares            (Note B)
-------                                               ------            --------

PREFERRED STOCK-3.07%

                            Financial Services-1.24%

Bangkok Investments Co.,
  Ltd.+ ..................................             2,500       $    241,250
Nacional Financiera, S.A.,
  Conv., ADR+ ............................            26,700            907,800
                                                                   ------------
                                                                      1,149,050
                                                                   ------------

                                  Media-0.13%

News Corp. Ltd., ADR .....................             6,904            121,683
                                                                   ------------

                                  Retail-0.17%

Dairy Farm International
 Holding, Ltd.+ ..........................           210,000            156,450
                                                                   ------------

                            Textiles & Apparel-0.29%

Lojas Americanas, S.A., ADR ..............            20,000            263,688
                                                                   ------------

                        Utilities - Electric & Gas-1.24%

Cia Energetica de Minas
  Gerais, ADR ............................            33,400          1,137,871
                                                                   ------------

   TOTAL PREFERRED STOCK
    (Cost $2,488,885) ....................                            2,828,742
                                                                   ------------

                                                                         Market
                                                     Principal           Value
Company                                                Value           (Note B)
-------                                              ---------         --------


BONDS-0.81%

PIV Investment Finance,
  (Cayman) Ltd., Conv., 4.500%,
  due 12/01/00 ...........................      $    840,000       $    743,400
                                                                   ------------

   TOTAL BONDS
    (Cost $698,610) ......................                              743,400
                                                                   ------------

SHORT-TERM OBLIGATIONS-7.56%

U.S. Treasury Bill, 4.955%, due
  01/16/97 ...............................         4,000,000          3,991,649
U.S. Treasury Bill, 5.038%, due
  03/06/97 ...............................         1,000,000            991,354
U.S. Treasury Bill, 5.055%, due
  04/17/97 ...............................         2,000,000          1,970,890
                                                                   ------------
   TOTAL SHORT-TERM
    OBLIGATIONS
     (Cost $6,952,925) ...................                            6,953,893
                                                                   ------------
   TOTAL INVESTMENTS
    (Cost $77,765,094*) ..................            105.59%         97,139,036

Other assets, less liabilities ...........             (5.59)        (5,143,402)
                                                   ----------      ------------
   TOTAL NET ASSETS ......................            100.00%       $91,995,634
                                                   ==========      ============



----------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
MONEY MARKET PORTFOLIO
December 31, 1996

                                                                               Market
                                                                 Principal     Value
                                                                   Value      (Note B)
                                                                 ---------    --------
SHORT-TERM OBLIGATIONS-98.01%

Federal Farm Credit Bank Discount Note,
  5.180%, due 01/21/97 ......................................   $1,000,000    $  997,122
Federal Home Loan Mortgage Corporation Discount
  Note, 5.270%, due 01/30/97 ................................      435,000       433,153
Federal National Mortgage Association Discount
  Note, 5.180%, due 01/24/97 ................................    1,550,000     1,544,870
U.S. Treasury Bill, 4.850%, due 02/13/97 ....................    2,400,000     2,386,097
U.S. Treasury Bill, 4.830%, due 03/06/97 ....................    2,400,000     2,378,158
                                                                              ----------
Total Short-Term Obligations
    (Cost $7,740,635) .......................................                  7,739,400
                                                                              ----------
TOTAL INVESTMENTS
    (Cost $7,740,635*) ......................................        98.01%    7,739,400

Other assets, less liabilities ..............................         1.99       156,857
                                                                    ------    ----------
   TOTAL NET ASSETS .........................................       100.00%   $7,896,257
                                                                    =======   ==========

----------
*Aggregate cost for Federal income tax purposes.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GOLD STOCK PORTFOLIO
December 31, 1996



                                     Number       Market
                                       of         Value
Company                              Shares      (Note B)
-------                              ------      --------

COMMON STOCK-96.60%

                                Australia-21.62%

Acacia Resources, Ltd.+ .......       60,000   $  116,754
Avgold, ADR+ ..................       26,618       68,208
Delta Gold Ltd.+ ..............       35,000       65,604
Eagle Mining Corp.+ ...........       50,000      108,810
Emperor Mines Ltd.+ ...........       40,000       77,836
Great Central Mines, N.L. .....       50,000      142,170
Herald Resources, Ltd. ........      110,354       81,507
Menzies Gold, N.L.+ ...........      100,000       45,270
Newcrest Mining, Ltd. .........       52,700      209,282
Normandy Mining, Ltd. .........      228,000      315,096
Plutonic Resources, Ltd. ......       30,000      139,389
Ranger Minerals, N.L.+ ........       14,000       42,809
Resolute Samantha, Ltd. .......       35,000       72,832
Sons of Gwalia, N.L., ADR .....        5,000      147,533
                                                ---------
                                                1,633,100
                                                ---------

                                 Canada-32.37%

Barrick Gold Corp. ............       13,000      373,750
Battle Mountain Canada+ .......       24,593      170,452
Cambior, Inc. .................       10,000      146,250
Dayton Mining Corp.+ ..........       30,000      200,625
Echo Bay Mines, Ltd. ..........       17,000      112,625
El Callao Mining Corp.+ .......       60,000       57,342
Euro-Nevada Mining Corp. ......        5,800      173,070
Golden Star Resources, Ltd.+ ..       10,000      130,000
Meridian Gold, Inc.+ ..........       39,000       92,473
Miramar Mining Corp.+ .........       30,000      131,250
Pangea Goldfields, Inc.+ ......       10,000       46,693
Placer Dome, Inc. .............       14,500      315,375
Rift Resources, Ltd.+ .........      100,000       98,850
Tombstone Exploration
  Co., Ltd.+ ..................       70,000      109,795
Treminco Resources, Ltd.+ .....       50,000       51,070
Viceroy Resources Corp.+ ......       25,200      112,150
Vista Gold Corp.+ .............       90,000      123,750
                                                ---------
                                                2,445,520
                                                ---------

                                  Ghana-1.18%

Ashanti Goldfields Co., Ltd.+ .        2,222   $   27,480
Ashanti Goldfields Co., Ltd.,
  GDR .........................        5,000       61,875
                                                ---------
                                                   89,355
                                                ---------

                                   Peru-0.58%

Compania de Minas
  Buenaventura, S.A. ..........        2,550       43,509
                                                ---------

                               South Africa-7.24%

Driefontein Consolidated, Ltd.,
  ADR .........................       11,000      110,000
Free State Consolidated Gold
  Mines, Ltd., ADR ............       14,000      100,625
Harmony Gold Mining, ADR+ .....       10,000       78,750
Kloof Gold Mining Co.,
  Ltd., ADR ...................       10,000       78,125
Vaal Reefs Exploration & Mining
  Co., Ltd., ADR ..............       12,000       74,250
Western Deep Levels, Ltd.,
  ADR .........................        3,500      105,000
                                                ---------
                                                  546,750
                                                ---------

                              United States-33.61%

Crown Resources Corp.+ ........       35,000      216,563
Freeport McMoRan Copper &
  Gold, Inc. ..................        8,000      225,000
Getchell Gold Corp.+ ..........        8,000      307,000
Goldcorp, Inc., Class A+ ......       20,000      170,000
Homestake Mining Co. ..........       24,000      342,000
Meridian Gold, Inc.+ ..........       18,000       74,250
Newmont Gold Co. ..............        3,000      131,250
Newmont Mining Corp. ..........        6,999      313,205
Pegasus Gold, Inc.+ ...........       12,000       90,750
Royal Gold, Inc.+ .............        8,700      116,363
Royal Oak Mines, Inc.+ ........       40,000      130,000
Santa Fe Pacific Gold Corp. ...       17,000      261,374
Stillwater Mining Co.+ ........        4,500       81,563
USMX, Inc.+ ...................       50,000       79,685
                                                ---------
                                                2,539,003
                                                ---------

  TOTAL COMMON STOCK
    (Cost $7,094,124) .........                 7,297,237
                                                ---------

----------
+ Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GOLD STOCK PORTFOLIO
December 31, 1996


                                                                Market
                                             Principal          Value
Company                                        Value          (Note B)
-------                                        ------         --------
BONDS-1.98%

Randgold Finance Ltd., 7.000%,
  due 09/30/01 .........................      $150,000      $  150,000
                                                            ----------
   TOTAL BONDS
    (Cost $150,000) ....................                       150,000
                                                            ----------

SHORT-TERM OBLIGATIONS-4.63%

General Electric Capital Corporation,
  5.500%, due 01/02/97 .................       350,000         349,947
                                                            ----------
   TOTAL SHORT-TERM
    OBLIGATIONS
     (Cost $349,947) ...................                       349,947
                                                            ----------


                                                Number       Market
                                                  of         Value
Company                                         Shares      (Note B)
-------                                         ------      --------

WARRANTS-0.08%

                                  Canada-0.08%

Rift Resources, Ltd.++ + ...............        50,000     $         0
Tombstone Exploration Co.,
  Ltd.++ + .............................        50,000           5,955
Vista Gold Corp.++ + ...................        30,000               0
                                                           -----------
   TOTAL WARRANTS
    (Cost $0) ..........................                         5,955
                                                           -----------
   TOTAL INVESTMENTS
    (Cost $7,594,071*) .................        103.29%      7,803,139

Other assets, less liabilities .........         (3.29)       (248,712)
                                                -------    -----------
   TOTAL NET ASSETS ....................        100.00%    $ 7,554,427
                                                =======    ===========

----------
*Aggregate cost for Federal income tax purposes
+Non-income producing security.
++Restricted security

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DOMESTIC GROWTH STOCK PORTFOLIO
December 31, 1996


                                           Number       Market
                                             of         Value
Company                                    Shares      (Note B)
-------                                    ------      --------

COMMON STOCK-106.48%

                          Automotive & Trucking-0.89%

Wabash National Corp. ..............       30,000   $  551,250
                                                    ----------
                         Building & Construction-2.57%

Belmont Homes, Inc.+ ...............       70,000      673,750
Southern Energy Homes, Inc.+ .......       80,500      925,750
                                                    ----------
                                                     1,599,500
                                                    ----------

                                Chemicals-0.56%

Furon Corp. ........................       16,400      348,500
                                                    ----------

                           Commercial Services-5.72%

AccuStaff, Inc.+ ...................       60,000    1,267,500
Kelly Services, Inc., Class A ......       40,000    1,080,000
Personnel Group of America,
  Inc.+ ............................       50,000    1,206,250
                                                    ----------
                                                     3,553,750
                                                    ----------

                       Computer Software & Services-5.74%

Autodesk, Inc. .....................       25,000      700,000
BancTec, Inc.+ .....................       50,000    1,031,250
Banyan Systems, Inc.+ ..............       60,000      270,000
DST Systems, Inc.+ .................       50,000    1,568,750
                                                    ----------
                                                     3,570,000
                                                    ----------

                                Computers-7.81%

Cerion Technologies, Inc.+ .........       40,000      260,000
Data General Corp.+ ................       90,000    1,305,000
EMC Corp./Mass+ ....................       40,000    1,325,000
Silicon Graphics, Inc.+ ............       45,000    1,147,500
Stratus Computers, Inc.+ ...........       30,000      817,500
                                                    ----------
                                                     4,855,000
                                                    ----------

                           Electrical Equipment-3.86%

Vishay Intertechnology, Inc.+ ......       47,250    1,104,469
Westinghouse Electric
  Co. ..............................       65,000    1,291,875
                                                    ----------
                                                     2,396,344
                                                    ----------

                               Electronics-8.86%

Arrow Electronics, Inc.+ ...........       25,000   $1,337,500
Holophane Corp.+ ...................       42,500      807,500
Tencor Instruments+ ................       60,000    1,582,500
Teradyne, Inc.+ ....................       60,000    1,462,500
Whittaker Corp.+ ...................       25,000      315,625
                                                    ----------
                                                     5,505,625
                                                    ----------

                            Financial Services-6.79%

Aames Financial Corp. ..............       40,000    1,435,000
Amresco, Inc.+ .....................       55,000    1,471,250
PNC Banc Corp. .....................       35,000    1,316,875
                                                    ----------
                                                     4,223,125
                                                    ----------

                               Health Care-9.53%

Apria Healthcare Group, Inc.+ ......       70,000    1,312,500
Coastal Physician Group, Inc.+ .....       60,000      210,000
Integrated Health Services, Inc. ...       60,000    1,462,500
Lincare Holdings, Inc. .............       45,000    1,845,000
Tenet Healthcare Corp.+ ............       50,000    1,093,750
                                                    ----------
                                                     5,923,750
                                                    ----------

                                Insurance-9.44%

American Bankers, Inc. .............       25,000    1,278,125
Citizens Corp. .....................       50,000    1,125,000
TIG Holdings, Inc. .................       32,000    1,084,000
UNUM Corp. .........................       15,000    1,083,750
Western National Corp. .............       67,500    1,299,375
                                                    ----------
                                                     5,870,250
                                                    ----------

                         Leisure & Entertainment-2.61%

Action Performance Companies,
  Inc.+ ............................       90,000    1,620,000
                                                    ----------

                                 Lodging-2.83%

Host Marriott Corp.+ ...............      110,000    1,760,000
                                                    ----------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DOMESTIC GROWTH STOCK PORTFOLIO-(Continued)
December 31, 1996


                                                       Number        Market
                                                         of          Value
Company                                                Shares       (Note B)
-------                                                ------       --------

COMMON STOCK-Continued

                                Machinery-4.31%

Duriron, Inc. .................................         35,000     $    949,375
Lamson & Sessions, Inc.+ ......................         80,700          585,075
N.N. Ball & Roller, Inc. ......................         75,000        1,143,750
                                                                   ------------
                                                                      2,678,200
                                                                   ------------

                              Manufacturing-1.88%

Toy Biz, Inc.+ ................................         60,000        1,170,000
                                                                   ------------

                             Medical Supplies-5.86%

Healthdyne Technologies, Inc.+ ................         91,766          814,423
Heartstream, Inc.+ ............................        100,000        1,250,000
Schering-Plough Corp. .........................         15,000          971,250
Sun Healthcare Group, Inc.+ ...................         45,000          607,500
                                                                   ------------
                                                                      3,643,173
                                                                   ------------

                             Mining & Metals-2.69%

A.M. Castle & Co. .............................         48,187          927,600
Roanoke Electric Steel Corp. ..................         44,550          746,213
                                                                   ------------
                                                                      1,673,813
                                                                   ------------

                           Networking Products-2.56%

Cisco Systems, Inc.+ ..........................         25,000        1,590,625
                                                                   ------------

                     Oil - Crude, Service & Equipment-5.77%

Ensco International, Inc.+ ....................         45,000        2,182,500
Seagull Energy Corp.+ .........................         20,000          440,000
Weatherford Enterra, Inc.+ ....................         32,110          963,300
                                                                   ------------
                                                                      3,585,800
                                                                   ------------


                               Real Estate-7.11%

CenterPoint Properties Corp. ..................         47,300     $  1,549,075
FAC Realty, Inc. ..............................         45,000          298,125
Gables Residential Trust ......................         50,000        1,450,000
Horizon Group, Inc. ...........................         56,500        1,122,937
                                                                   ------------
                                                                      4,420,137
                                                                   ------------

                              Retail Stores-3.90%

Consolidated Stores Corp.+ ....................         43,750        1,405,469
Party City Corp.+ .............................         60,000        1,020,000
                                                                   ------------
                                                                      2,425,469
                                                                   ------------

                            Telecommunications-3.04%

American Paging, Inc.+ ........................        113,800          533,438
DSP Communications, Inc.+ .....................         70,000        1,356,250
                                                                   ------------
                                                                      1,889,688
                                                                   ------------

                            Textile & Apparel-2.15%

Designer Holdings, Ltd.+ ......................         30,000          483,750
Ridgeview, Inc.+ ..............................        116,000          855,500
                                                                   ------------
                                                                      1,339,250
                                                                   ------------


   TOTAL COMMON STOCK
    (Cost $57,127,636) ........................                      66,193,249
                                                                   ------------


   TOTAL INVESTMENTS
    (Cost $57,127,636*) .......................         106.48%      66,193,249

Other assets, less liabilities ................          (6.48)      (4,026,883)
                                                        -------    ------------

   TOTAL NET ASSETS ...........................         100.00%     $62,166,366
                                                        =======    ============
----------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BOND PORTFOLIO
December 31, 1996

                                                                      Market
                                                     Principal        Value
Company                                               Value          (Note B)
-------                                               ------         --------

CORPORATE BONDS-0.46%

Corning Glass, 8.250%,
  due 03/15/02 ..........................      $     50,000        $     53,429
                                                                   ------------
   TOTAL CORPORATE
    BONDS (Cost $48,801) ................                                53,429
                                                                   ------------


U.S. GOVERNMENT AND
AGENCY OBLIGATIONS-103.63%

Federal Home Loan Mortgage
  Corporation, Pool #C80090,
  6.000%, due 01/01/24 ..................           528,611             495,086
Federal National Mortgage
  Association, 9.550%,
  due 09/10/97 ..........................            55,000              56,440
Federal National Mortgage
  Association, CMO #8829B,
  9.500%, due 12/25/18 ..................            68,139              72,028
Federal National Mortgage
  Association, Pool #248672,
  6.000%, due 12/01/23 ..................           170,942             158,709
Federal National Mortgage
  Association, Pool #261605,
  6.000%, due 01/01/24 ..................           706,979             656,385
Federal National Mortgage
  Association, Pool #267376,
  6.000%, due 01/01/24 ..................           179,066             166,252
Government National Mortgage
  Association, Pool #190666,
  9.000%, due 12/15/16 ..................            91,609              96,533
Government National Mortgage
  Association, Pool #780339,
  8.000%, due 12/15/23 ..................           905,439             929,233


U.S. GOVERNMENT AND
AGENCY OBLIGATIONS-(Continued)

Government National Mortgage
  Association, Pool #402760,
  8.000%, due 08/15/25 ..................      $    914,878        $    933,175
U.S. Treasury Note, 7.750%,
  due 11/30/99 ..........................           730,000             762,394
U.S. Treasury Note, 6.750%,
  due 04/30/00 ..........................           380,000             387,244
U.S. Treasury Note, 6.125%,
  due 09/30/00 ..........................         2,050,000           2,049,358
U.S. Treasury Note, 8.000%,
  due 05/15/01 ..........................           200,000             213,687
U.S. Treasury Note, 6.625%,
  due 07/31/01 ..........................           500,000             508,125
U.S. Treasury Note, 6.250%,
  due 02/15/03 ..........................         2,890,000           2,887,289
U.S. Treasury Note, 10.375%,
  due 11/15/12 ..........................         1,375,000           1,771,172
                                                                   ------------


   TOTAL U.S. GOVERNMENT
    AND AGENCY
    OBLIGATIONS
    (Cost $12,103,806) ..................                            12,143,110
                                                                   ------------


   TOTAL INVESTMENTS
    (Cost $12,152,607*) .................            104.09%         12,196,539

Other assets, less liabilities ..........             (4.09)           (478,846)
                                                     -------       ------------

   TOTAL NET ASSETS .....................            100.00%       $ 11,717,693
                                                     =======       ============

----------
*Aggregate cost for Federal income tax purposes.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GROWTH AND INCOME PORTFOLIO
December 31, 1996

                                                          Number        Market
                                                            of          Value
Company                                                   Shares       (Note B)
-------                                                   ------       --------

COMMON STOCK-99.67%

                               Automobiles-3.70%

Chrysler Corp. ...................................         14,200     $  468,600
Ford Motor Co. ...................................         12,800        408,000
                                                                      ----------
                                                                         876,600
                                                                      ----------

                     Automotive - Parts & Accessories-5.84%

Borg-Warner Automotive ...........................         14,900        573,650
Cummins Engine, Inc. .............................          4,700        216,200
The Goodyear Tire & Rubber
  Co. ............................................         11,600        595,950
                                                                      ----------
                                                                       1,385,800
                                                                      ----------

                                 Banking-9.79%

Chase Manhattan Corp. ............................          6,100        544,425
Citicorp .........................................          5,600        576,800
KeyCorp. .........................................         12,033        607,667
Mellon Bank Corp. ................................          8,350        592,850
                                                                      ----------
                                                                       2,321,742
                                                                      ----------

                            Building Materials-6.79%

Black & Decker Corp. .............................         20,000        602,500
Lafarge Corp. ....................................         24,600        495,075
Owens Corning ....................................         12,000        511,500
                                                                      ----------
                                                                       1,609,075
                                                                      ----------

                                Chemicals-0.18%

Millenium Chemicals, Inc.+ .......................          2,471         43,860
                                                                      ----------

                               Electronics-7.16%

Philips Electronics, NV ..........................         13,700        548,000
Tektronix, Inc. ..................................         11,400        584,250
UCAR International, Inc.+ ........................         15,000        564,375
                                                                      ----------
                                                                       1,696,625
                                                                      ----------

                            Financial Services-7.93%

First Chicago NBD Corp. ..........................         11,459     $  615,921
Merrill Lynch & Co. ..............................          8,000        652,000
PaineWebber Group, Inc. ..........................         21,800        613,125
                                                                      ----------
                                                                       1,881,046
                                                                      ----------

                             Food Processing-4.43%

IBP, Inc. ........................................         19,600        475,300
Philip Morris Companies, Inc. ....................          5,100        574,388
                                                                      ----------
                                                                       1,049,688
                                                                      ----------

                         Forest Products & Paper-2.31%

Asia Pulp & Paper, Co., Ltd.,
  ADR+ ...........................................         48,100        547,137
                                                                      ----------

                           Health Care Products-2.36%

Bard (C.R.), Inc. ................................         20,000        560,000
                                                                      ----------

                            Holding Companies-0.98%

Hanson PLC, ADR ..................................         34,600        233,550
                                                                      ----------

                             Home Furnishings-2.83%

Singer Co., NV ...................................         30,000        671,250
                                                                      ----------

                                Insurance-13.49%

Equitable Companies, Inc. ........................         15,000        369,375
LaSalle Re Holdings ..............................         18,900        552,825
Old Republic International Corp. .................         19,800        529,650
PMI Group, Inc. ..................................         12,000        664,500
Progressive Corp. ................................          8,200        552,475
W.R. Berkley Corp. ...............................         10,400        527,800
                                                                      ----------
                                                                       3,196,625
                                                                      ----------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GROWTH AND INCOME PORTFOLIO-(Continued)
December 31, 1996

                                                       Number           Market
                                                         of             Value
Company                                                Shares          (Note B)
-------                                                ------          --------

COMMON STOCK-Continued

                             Mining & Metals-11.16%

Alumax, Inc.+ .............................            16,500        $   550,687
Ball Corp. ................................            25,000            650,000
Carpenter Technology
  Corp. ...................................            13,500            494,437
Cyprus Amax Minerals ......................            21,900            511,913
Inco, Ltd., ADR ...........................            13,800            439,875
                                                                     -----------
                                                                       2,646,912
                                                                     -----------

                              Oil - Domestic-4.46%

YPF Sociedad Anonima, S.A.,
  ADR .....................................            20,600            520,150
Ultramar Corp. ............................            17,000            537,625
                                                                     -----------
                                                                       1,057,775
                                                                     -----------

                          Packaging & Containers-3.92%

Owens-Illinois, Inc.+ .....................            40,900            930,475
                                                                     -----------

                            Retail - Specialty-2.15%

Circuit City Stores, Inc. .................            16,900            509,113
                                                                     -----------

                       Technology - Semiconductors-2.51%

Avnet, Inc. ...............................            10,200            594,150
                                                                     -----------

                            Textiles & Apparel-3.13%

Burlington Industries, Inc.+ ..............             4,900        $    53,900
Reebok International, Ltd. ................            16,400            688,800
                                                                     -----------
                                                                         742,700
                                                                     -----------

                              Transportation-4.55%

Burlington Northern, Inc. .................             6,100            526,887
Federal Express+ ..........................            12,400            551,800
                                                                     -----------
                                                                       1,078,687
                                                                     -----------

   TOTAL COMMON STOCK
    (Cost $19,449,541) ....................                           23,632,810
                                                                     -----------


   TOTAL INVESTMENTS ......................             99.67%        23,632,810
    (Cost $19,449,541*)

Other assets, less liabilities ............              0.33             78,886
                                                       -------       -----------

   TOTAL NET ASSETS .......................            100.00%       $23,711,696
                                                       ======        ===========
----------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH PORTFOLIO
December 31, 1996

                                                       Number           Market
                                                         of             Value
Company                                                Shares          (Note B)
-------                                                ------          --------

COMMON STOCK-113.06%

                           Aerospace Equipment-2.69%

Boeing Co. ...............................             13,475        $ 1,433,403
United Technologies
  Corp. ..................................              7,100            468,600
                                                                     -----------
                                                                       1,902,003
                                                                     -----------

                                 Airlines-4.41%

UAL Corp.+ ...............................             50,000          3,125,000
                                                                     -----------

                                Appliances-4.40%

General Electric Co. .....................             31,500          3,114,562
                                                                     -----------

                                 Banking-0.48%

First Empire State Corp. .................              1,175            338,400
                                                                     -----------

                                Beverages-6.67%

Coca Cola Enterprise, Inc. ...............             55,075          2,671,137
PepsiCo, Inc. ............................             70,325          2,057,006
                                                                     -----------
                                                                       4,728,143
                                                                     -----------

                            Building Materials-2.24%

Assa Abloy AB-B ..........................             87,283          1,585,098
                                                                     -----------

                                Chemicals-7.54%

Cytec Industries, Inc.+ ..................             55,550          2,256,719
Monsanto Co. .............................             79,375          3,085,703
                                                                     -----------
                                                                       5,342,422
                                                                     -----------

                           Commercial Services-0.92%

National Processing, Inc.+ ...............             40,550            648,800
                                                                     -----------

                          Communication Systems-5.99%

Ascend Communications, Inc.+ .............             25,000          1,553,125
Danka Business Systems, ADR ..............             53,175          1,881,066
MFS Communications Co.,
  Inc.+ ..................................             14,825            807,963
                                                                     -----------
                                                                       4,242,154
                                                                     -----------

                                Computers-7.97%

BA Merchant Services, Inc.+ ..............            125,000        $ 2,234,375
IBM Corp. ................................             22,575          3,408,825
                                                                     -----------
                                                                       5,643,200
                                                                     -----------

                           Financial Services-21.22%

Chase Manhattan Corp. ....................             37,500          3,346,875
CitiCorp .................................             26,575          2,737,225
Federal National Mortgage
  Association ............................             80,000          2,980,000
Merrill Lynch & Co., Inc. ................             29,550          2,408,325
Wells Fargo & Co. ........................             13,216          3,565,016
                                                                     -----------
                                                                      15,037,441
                                                                     -----------

                             Food Processing-1.09%

Nutricia Verenigde Bedrijven .............              5,080            770,926
                                                                     -----------

                                  Hotels-2.29%

Mirage Resorts, Inc.+ ....................             75,000          1,621,875
                                                                     -----------

                                Insurance-1.48%

United Insurance Companies+ ..............             32,300          1,049,750
                                                                     -----------

                                 Medical-2.04%

Warner-Lambert Co. .......................             19,275          1,445,625
                                                                     -----------

                             Medical Supplies-8.52%

Boston Scientific  Corp.+ ................             35,000          2,100,000
Bristol-Myers Squibb Co. .................                600             65,250
HBO & Co. ................................             34,000          2,018,750
Merck & Co., Inc. ........................             23,325          1,848,506
                                                                     -----------
                                                                       6,032,506
                                                                     -----------

                          Packaging & Containers-1.21%

Sealed Air Corp.+ ........................             20,575            856,434
                                                                     -----------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH PORTFOLIO-(Continued)
December 31, 1996

                                                       Number           Market
                                                         of             Value
Company                                                Shares          (Note B)
-------                                                ------          --------

COMMON STOCK-Continued
                             Pharmaceuticals-11.06%

Eli Lilly and Co. .........................           37,000       $  2,701,000
Glaxo Wellcome, PLC .......................           46,749            760,013
Pfizer, Inc. ..............................           32,600          2,701,725
Roche Holding, AG,
  Genusshein ..............................               91            705,854
Smithkline Beecham, PLC, ADR ..............           14,250            969,000
                                                                   ------------
                                                                      7,837,592
                                                                   ------------

                            Pollution Control-1.61%

WMX Technology Inc. .......................           35,000          1,141,875
                                                                   ------------

                                Publishing-0.00%

Wolters Kluwer, CVA .......................                1                113
                                                                   ------------

                        Restaurants & Food Service-0.66%

Harvey Nichols, PLC+ ......................           78,500            467,491
                                                                   ------------

                       Software Products & Services-9.16%

Electronics For Imaging+ ..................            9,425            775,206
First Data Corp. ..........................           80,150          2,925,475
Getronics, NV .............................           44,741          1,213,094
HNC Software+ .............................           36,600          1,148,325
Misys, PLC ................................           22,307            424,112
                                                                   ------------
                                                                      6,486,212
                                                                   ------------


                            Telecommunications-4.60%

Lucent Technologies, Inc. .................           70,400       $  3,256,000
                                                                   ------------
                            Textiles & Apparel-4.81%

Gucci Group, ADR ..........................            6,650            424,769
Nike, Inc., Class B .......................           49,950          2,984,513
                                                                   ------------
                                                                      3,409,282
                                                                   ------------

   TOTAL COMMON STOCK
    (Cost $73,631,704) ....................                          80,082,904
                                                                   ------------

   TOTAL INVESTMENTS
    (Cost $73,631,704*) ...................           113.06%        80,082,904

Other assets, less liabilities ............           (13.06)        (9,250,742)
                                                    --------       ------------

   TOTAL NET ASSETS .......................           100.00%      $ 70,832,162
                                                    ========       ============


----------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO
December 31, 1996

                                                          Number        Market
                                                            of          Value
Company                                                   Shares       (Note B)
-------                                                   ------       --------

COMMON STOCK-60.44%

                           Aerospace Equipment-1.33%

Allied Signal, Inc. ............................           1,400        $ 93,800
Boeing Co. .....................................           1,400         148,925
                                                                        --------
                                                                         242,725
                                                                        --------

                         Automotive Manufacturing-0.20%

Chrysler Corp. .................................           1,100          36,300
                                                                        --------

                                 Banking-1.89%

BankAmerica Corp. ..............................           1,300         129,675
Chase Manhattan Bank ...........................           1,100          98,175
Mellon Bank Corp. ..............................           1,100          78,100
NationsBank Corp. ..............................             400          39,100
                                                                        --------
                                                                         345,050
                                                                        --------

                                Beverages-1.75%

Coca Cola Co. ..................................           2,000         105,250
PepsiCo, Inc. ..................................           7,300         213,525
                                                                        --------
                                                                         318,775
                                                                        --------

                        Beverages - Wine & Spirits-0.11%

Seagrams Co., Ltd. .............................             500          19,375
                                                                        --------

                               Broadcasting-0.44%

Westinghouse Electric Corp. ....................           4,000          79,500
                                                                        --------

                                Chemicals-1.85%

Du Pont E.I. de Nemours Co. ....................           1,500         141,563
Eli Lilly & Co. ................................             500          36,500
Monsanto Co. ...................................           4,100         159,387
                                                                        --------
                                                                         337,450
                                                                        --------

                           Commercial Services-1.36%

Equifax, Inc. ..................................           6,800         208,250
Service Corporation
  International ................................           1,400          39,200
                                                                        --------
                                                                         247,450
                                                                        --------

                          Communication Systems-2.50%

3COM Corp.+ ....................................           3,000        $220,125
Bell Atlantic Corp. ............................             600          38,850
United Technologies Corp. ......................           3,000         198,000
                                                                        --------
                                                                         456,975
                                                                        --------

                                Computers-2.31%

International Business
  Machines Corp. ...............................           1,600         241,600
Sun Microsystems, Inc.+ ........................           7,000         179,813
                                                                        --------
                                                                         421,413
                                                                        --------

                                Cosmetics-0.30%

Colgate Palmolive Co. ..........................             600          55,350
                                                                        --------

                          Diversified Operations-1.48%

Cognizant Corp. ................................           4,000         132,000
Minnesota Mining &
  Manufacturing Co. ............................           1,100          91,163
Tyco International, Ltd. .......................             900          47,587
                                                                        --------
                                                                         270,750
                                                                        --------

                           Electrical Equipment-0.90%

Honeywell, Inc. ................................           2,500         164,375
                                                                        --------

                               Electronics-1.71%

Emerson Electric, Co. ..........................             200          19,350
General Electric Co. ...........................           2,000         197,750
Perkin-Elmer Corp. .............................           1,600          94,200
                                                                        --------
                                                                         311,300
                                                                        --------

                         Entertainment & Leisure-0.46%

Walt Disney Co. ................................           1,200          83,550
                                                                        --------

                          Environmental Control-1.04%

Philip Environmental, Inc.+ ....................           3,000          43,500
Republic Industries, Inc.+ .....................           1,500          46,781
USA Waste Services, Inc.+ ......................           3,100          98,813
                                                                        --------
                                                                         189,094
                                                                        --------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO-(Continued)
December 31, 1996

                                                          Number        Market
                                                            of          Value
Company                                                   Shares       (Note B)
-------                                                   ------       --------

COMMON STOCK-Continued

                            Financial Services-2.52%

Citicorp .........................................          1,000       $103,000
First USA, Inc. ..................................          4,600        159,275
MBNA Corp. .......................................          2,000         83,000
T. Rowe Price & Associates .......................          2,650        115,275
                                                                        --------
                                                                         460,550
                                                                        --------

                        Food & Household Products-1.56%

Campbell Soup Co. ................................          1,000         80,250
Procter & Gamble Co. .............................          1,900        204,250
                                                                        --------
                                                                         284,500
                                                                        --------

                          Health & Personal Care-1.66%

Bristol Myers Squibb Co. .........................          1,500        163,125
Gillette Co. .....................................          1,800        139,950
                                                                        --------
                                                                         303,075
                                                                        --------

                                Insurance-4.90%

Allstate .........................................          3,500        202,562
American International Group,
  Inc. ...........................................          1,500        162,375
Conseco, Inc. ....................................          2,400        153,000
ITT Hartford Group ...............................            400         27,000
Marsh & McLennan, Inc. ...........................          1,000        104,000
TIG Holdings, Inc. ...............................          3,000        101,625
Travelers Group, Inc. ............................          3,166        143,657
                                                                        --------
                                                                         894,219
                                                                        --------

                           Lodging & Restaurant-2.05%

HFS, Inc.+ .......................................          2,100        125,475
Hilton Hotels Corp. ..............................          3,200         83,600
Marriott International, Inc. .....................          3,000        165,750
                                                                        --------
                                                                         374,825
                                                                        --------

                                Machinery-1.58%

Deere & Co. ......................................          2,300         93,438
Dover Corp. ......................................          2,900        145,725
Thermo Electron Corp. ............................          1,200         49,500
                                                                        --------
                                                                         288,663
                                                                        --------

                    Medical - Hospital Mgt. & Services-0.56%

Boston Scientific Corp.+ .........................          1,700       $102,000
                                                                        --------

                       Medical Supplies & Services-1.12%

Columbia/HCA Healthcare
  Corp. ..........................................          5,000        203,750
                                                                        --------

                              Merchandising-0.93%

Home Depot, Inc. .................................          3,400        170,425
                                                                        --------

                       Office & Business Equipment-0.84%

Office Depot, Inc.+ ..............................          1,000         17,750
Texas Instruments, Inc. ..........................            900         57,375
Xerox Corp. ......................................          1,500         78,938
                                                                        --------
                                                                         154,063
                                                                        --------

                          Oil & Gas Exploration-1.92%

Apache Corp. .....................................          2,200         77,825
Noble Affiliates, Inc. ...........................          4,000        191,500
Transocean Offshore, Inc. ........................          1,300         81,413
                                                                        --------
                                                                         350,738
                                                                        --------

                     Oil - Crude, Service & Equipment-3.07%

Consolidated Natural Gas Co. .....................          1,400         77,350
Halliburton Co. ..................................          2,000        120,500
Schlumberger Ltd. ................................          1,000         99,875
Tidewater, Inc. ..................................          3,000        135,750
Western Atlas, Inc.+ .............................          1,800        127,575
                                                                        --------
                                                                         561,050
                                                                        --------

                             Oil - Integrated-2.97%

British Petroleum Co., ADR .......................            600         84,825
Chevron Corp. ....................................          2,400        156,000
Columbia Gas .....................................            900         57,263
Exxon Corp. ......................................          1,200        117,600
Mobil Corp. ......................................            200         24,450
Royal Dutch Petroleum, ADR .......................            600        102,450
                                                                        --------
                                                                         542,588
                                                                        --------



----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO-(Continued)
December 31, 1996

                                                          Number        Market
                                                            of          Value
Company                                                   Shares       (Note B)
-------                                                   ------       --------

COMMON STOCK-Continued

                             Pharmaceuticals-3.64%

Abbott Labs, Inc. ................................            700     $   35,525
American Home Products
  Corp. ..........................................          2,000        117,250
Amgen, Inc.+ .....................................          1,000         54,375
Johnson & Johnson ................................          1,800         89,550
Merck & Co., Inc. ................................          2,500        198,125
Pfizer, Inc. .....................................          1,600        132,600
Warner Lambert Co. ...............................            500         37,500
                                                                      ----------
                                                                         664,925
                                                                      ----------

                          Publishing & Printing-0.31%

New York Times Co. ...............................          1,500         57,000
                                                                      ----------

                              Retail Stores-2.65%

Staples, Inc.+ ...................................          5,500         99,344
CVS Corp. ........................................          1,300         53,787
PetSmart, Inc.+ ..................................          5,900        129,062
Safeway, Inc.+ ...................................          4,700        200,925
                                                                      ----------
                                                                         483,118
                                                                      ----------

                               Real Estate-0.20%

Redwood Trust, Inc. ..............................          1,000         37,250
                                                                      ----------
                       Software Products & Services-5.29%

Cisco Systems, Inc.+ .............................          5,500     $  349,937
Computer Associates International,
  Inc. ...........................................          2,800        139,300
First Data Corp. .................................          4,400        160,600
GT Interactive Software Corp.+ ...................          3,000         21,375
Microsoft Corp.+ .................................          1,300        107,412
Oracle Corp.+ ....................................          4,500        187,875
                                                                      ----------
                                                                         966,499
                                                                      ----------

                            Telecommunications-0.33%

Ameritech Corp. ..................................            700         42,437
Lucent Technologies, Inc. ........................            400         18,500
                                                                      ----------
                                                                          60,937
                                                                      ----------

                            Textiles & Apparel-0.82%

Nike, Inc. .......................................          2,500        149,375
                                                                      ----------

                       Technology - Semiconductors-1.89%

Intel Corp. ......................................          2,300        301,156
Micron Technology, Inc. ..........................          1,500         43,688
                                                                      ----------
                                                                         344,844
                                                                      ----------


   TOTAL COMMON STOCK
    (Cost $10,135,809) ...........................                    11,033,826
                                                                      ----------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO-(Continued)
December 31, 1996

                                                                        Market
                                                     Principal          Value
Company                                                 Value          (Note B)
-------                                                ------          --------
BONDS-41.19%

          Municipal Bonds-1.74%

Dade County Florida, Educational
  Bond, 5.750%,
  due 04/01/20 ..............................        $ 30,000          $ 30,546
Kergen County, California, Pension
  Obligation, 7.260%,
  due 08/15/14 ..............................          30,000            30,026
Long Beach, California, Pension
  Obligation, 6.870%,
  due 09/01/06 ..............................          20,000            19,817
Miami Beach, Florida, Special
  Obligation, 8.600%,
  due 09/01/21 ..............................          70,000            76,889
San Bernardino County, California,
  Fing. Auth. Pension
  Obligation, 6.870%,
  due 08/01/08 ..............................          10,000             9,804
San Bernardino County, California,
  Fing. Auth. Pension
  Obligation, 6.940%,
  due 08/01/09 ..............................          25,000            24,425
University of Miami, Exchangeable
  Revenue, 7.650%,
  due 04/01/20 ..............................         105,000           106,963
Ventura County, California, Pension
  Obligation, 6.580%,
  due 11/01/06 ..............................          20,000            19,380
                                                                      ---------
                                                                        317,850
                                                                      ---------

          Corporate Bonds-0.26%

Fleetwood Credit Corp.,
  Grantor Trust, 6.900%,
  due 03/15/12 ..............................          47,385            47,800
                                                                      ---------

          U.S. Government and
          Agency Obligations-39.19%

Government National Mortgage
  Association, 6.500%,
  due 12/15/23 ..............................         180,553           172,484
Government National Mortgage
  Association, 6.500%,
  due 07/15/24 ..............................         322,606           309,459

          U.S. Government and
          Agency Obligations-(Continued)

Government National Mortgage
  Association, 6.500%,
  due 04/15/26 ..............................      $1,009,183      $    964,084
U.S. Treasury Bond, 6.000%,
  due 10/31/01 ..............................         700,000           700,656
U.S. Treasury Bond, 7.500%,
  due 11/15/16 ..............................         550,000           595,375
U.S. Treasury Bond, 6.250%,
  due 08/15/23 ..............................         275,000           257,813
U.S. Treasury Bond, 6.000%,
  due 02/15/26 ..............................          30,000            27,300
U.S. Treasury Note, 6.160%,
  due 12/31/01 ..............................       1,000,000           996,562
U.S. Treasury Note, 7.250%,
  due 05/15/04 ..............................         395,000           415,861
U.S. Treasury Note, 6.500%,
  due 10/15/06 ..............................       2,700,000         2,715,945
                                                                      ---------
                                                                      7,155,539
                                                                      ---------

   TOTAL BONDS
    (Cost $7,493,161) .......................                         7,521,189
                                                                      ---------

Short-term obligations-5.88%

Heinz, 5.370%,
  due 01/22/97 ..............................         420,000           418,684
Merck & Co., 5.280%,
  due 01/15/97 ..............................         100,000            99,795
Preferred Receivables Funding
  Corp., 5.350%,
  due 01/16/97 ..............................         295,000           294,342
Procter & Gamble,
  5.320%, due 01/07/97 ......................         260,000           259,769
                                                                      ---------

   TOTAL SHORT-TERM OBLIGATIONS
    (Cost $1,072,590) .......................                         1,072,590
                                                                      ---------

   TOTAL INVESTMENTS
    (Cost $18,701,560*) .....................          107.51%       19,627,605

Other assets, less liabilities ..............           (7.51)       (1,371,175)
                                                       ------        ----------
   TOTAL NET ASSETS .........................          100.00%      $18,256,430
                                                       ======        ==========

---------
*Aggregate cost for Federal income tax purposes
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO
December 31, 1996

                                                       Number           Market
                                                         of             Value
Company                                                Shares          (Note B)
-------                                                ------          --------

COMMON STOCK-90.02%

                               Advertising-0.17%

Sabre Group Holdings, Inc.+ ..................            1,600       $   44,600
Harvard Consultant Holdings
  Corp.+ .....................................              300            7,425
                                                                       ---------
                                                                          52,025
                                                                       ---------

                      Automotive Parts & Accessories-0.20%

APS Holdings Corp.,
  Class A+ ...................................            4,000           62,000
                                                                       ---------

                        Broadcasting - Radio & TV-2.19%

Cox Radio, Inc.+ .............................            8,000          140,000
Heritage Media Corp.,
  Class A+ ...................................            5,600           63,000
Jacor Communications, Inc.+ ..................            1,200           32,850
LIN Television Corp.+ ........................            8,025          339,056
Sinclair Broadcasting Group,
  Inc.+ ......................................            1,200           31,200
Univision Communications,
  Inc.+ ......................................            1,800           66,600
                                                                       ---------
                                                                         672,706
                                                                       ---------

                                Chemicals-0.17%

Betz Laboratories, Inc. ......................              900           52,650
                                                                       ---------

                           Commercial Services-6.98%

AccuStaff, Inc.+ .............................           15,700          331,662
Affiliated Computer Services,
  Inc.+ ......................................           12,800          380,800
CUC International, Inc.+ .....................           20,825          494,594
Employee Solutions, Inc.+ ....................            9,600          196,800
Equity Corp., International+ .................              900           18,000
International Network
  Services+ ..................................              100            3,019
Learning Tree International,
  Inc.+ ......................................           19,050          561,975
Loewen Group, Inc. ...........................            3,400          133,025
Service Corporation,
  International ..............................            1,100           30,800
                                                                       ---------
                                                                       2,150,675
                                                                       ---------

                       Computer & Office Equipment-3.90%

3COM Corp.+ ..................................            6,100       $  447,587
BT Office Products International,
  Inc.+ ......................................            1,500           13,312
Bay Networks, Inc.+ ..........................              100            2,087
Cabletron Systems, Inc.+ .....................           12,200          405,650
Danka Business Systems, ADR ..................            9,400          332,525
                                                                       ---------
                                                                       1,201,161
                                                                       ---------

                      Computer Software - Mainframe-22.17%

BMC Software, Inc.+ ..........................           30,200        1,249,525
Cadence Design Systems,
  Inc.+ ......................................           27,700        1,101,075
Computer Associates Int'l.,
  Inc. .......................................           21,875        1,088,281
Computer Sciences Co.+ .......................            3,800          312,075
Compuware Corp.+ .............................           10,100          506,262
DST Systems, Inc.+ ...........................            9,600          301,200
First Data Corp. .............................           12,800          467,200
Oracle Systems Corp.+ ........................           34,500        1,440,375
Sybase, Inc.+ ................................            6,400          106,800
Transaction Systems Architects,
  Inc.+ ......................................            4,900          162,925
Xionics Document Technologies,
  Inc.+ ......................................            7,400           92,500
                                                                       ---------
                                                                       6,828,218
                                                                       ---------

                        Computers Software - P.C.-13.30%

Adobe Systems, Inc. ..........................              850           31,769
Autodesk, Inc. ...............................              100            2,800
Cisco Systems, Inc.+ .........................           17,675        1,124,572
Information Management
  Resources, Inc.+ ...........................              200            4,225
Microsoft Corp.+ .............................            7,800          644,475
Parametric Technology+ .......................            6,650          342,059
Spectrum Holobyte, Inc.+ .....................            2,300           17,250
Sun Microsystems, Inc.+ ......................           16,100          413,569
Synopsys, Inc.+ ..............................            3,800          175,750
System, Anwendungen, Prudukte,
  ADR ........................................            1,500           70,106
Technology Solutions Co.+ ....................           27,400        1,137,100
USCS International, Inc.+ ....................            2,300           38,813
Viasoft, Inc.+ ...............................            2,000           94,500
                                                                       ---------
                                                                       4,096,988
                                                                       ---------


----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO-(Continued)
December 31, 1996

                                                           Number       Market
                                                             of         Value
Company                                                    Shares      (Note B)
-------                                                    ------      --------
COMMON STOCK-Continued

                           Consulting Services-0.01%

Forrester Research, Inc.+ ........................            100     $    2,575
                                                                       ---------

                                Cosmetics-0.99%

Carson, Inc.+ ....................................         22,000        305,250
                                                                       ---------

                      Data Processing & Reproduction-0.63%

Sterling Software, Inc.+ .........................          6,100        192,913
                                                                       ---------

                               Electronics-5.00%

ADT, Ltd.+ .......................................         11,500        263,062
Altera Corp.+ ....................................          6,500        472,469
LSI Logic Corp.+ .................................          6,100        163,175
Linear Technology Corp. ..........................          4,650        204,019
Pace Micro Technology, PLC+ ......................         70,200        276,300
Teradyne, Inc.+ ..................................          4,700        114,562
Ultratech Stepper, Inc.+ .........................          2,000         47,500
                                                                       ---------
                                                                       1,541,087
                                                                       ---------

                       Electronics - Semiconductor-3.35%

Actel Corp.+ .....................................          2,900         68,875
Analog Devices, Inc.+ ............................          6,700        226,962
Atmel Corp.+ .....................................          3,800        125,875
Intel Corp. ......................................          1,600        209,500
Lattice Semiconductor Corp.+ .....................          3,900        179,400
VLSI Technology, Inc.+ ...........................          5,900        140,862
Xilinx, Inc.+ ....................................          2,200         80,987
                                                                       ---------
                                                                       1,032,461
                                                                       ---------

                         Entertainment & Leisure-0.74%

Harrah's Entertainment, Inc.+ ....................         11,200        222,600
International Speedway+ ..........................            200          4,100
                                                                       ---------
                                                                         226,700
                                                                       ---------

                          Environmental Control-0.78%

Republic Industries, Inc.+ .......................            100          3,119
USA Waste Systems, Inc.+ .........................          7,440        237,150
                                                                       ---------
                                                                         240,269
                                                                       ---------
                            Financial Services-1.16%

Associates First Capital Corp. ...................            600     $   26,475
Dean Witter Discover & Co. .......................          1,100         72,875
Franklin Resources, Inc. .........................            600         41,025
MBNA Corp. .......................................          5,200        215,800
                                                                       ---------
                                                                         356,175
                                                                       ---------

                        Food & Household Products-0.88%

Earthgrains Co. ..................................          5,200        271,700
                                                                       ---------

                                Insurance-4.08%

Foundation Health Corp.+ .........................            100          3,175
Healthsource, Inc.+ ..............................          5,500         72,188
United Healthcare Corp. ..........................         26,250      1,181,250
                                                                       ---------
                                                                       1,256,613
                                                                       ---------

                                 Lodging-5.56%

HFS, Inc.+ .......................................         23,550      1,407,113
Promus Hotel Corp.+ ..............................          6,600        195,525
Renaissance Hotel Group, N.V.+ ...................          4,600        108,100
U.S. Franchise Systems, Inc.+ ....................            200          2,025
                                                                       ---------
                                                                       1,712,763
                                                                       ---------

                          Machines - Diversified-0.30%

National - Oilwell, Inc.+ ........................            200          6,150
SI Handling Systems, Inc. ........................          5,800         87,363
                                                                       ---------
                                                                          93,513
                                                                       ---------

                              Manufacturing-2.45%

Shaw Group, Inc.+ ................................         12,300        287,513
Tyco International, Ltd. .........................          8,800        465,300
                                                                       ---------
                                                                         752,813
                                                                       ---------

                                Marketing-0.02%

Nu Skin Asia Pacific, Inc.,
  Class A+ .......................................            200          6,175
                                                                       ---------

                           Medical - Hospitals-2.74%

Columbia/HCA Health ..............................             75          3,056
HealthSouth Corp.+ ...............................         10,300        397,838
Pacificare Health Systems,
  Class B+ .......................................          5,200        443,300
                                                                       ---------
                                                                         844,194
                                                                       ---------


----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO-(Continued)
December 31, 1996

                                                           Number       Market
                                                             of         Value
Company                                                    Shares      (Note B)
-------                                                    ------      --------
COMMON STOCK-Continued

                             Medical Supplies-0.49%

St. Jude Medical, Inc.+ ..........................          2,650     $  112,956
Ventritex, Inc.+ .................................          1,500         36,938
                                                                        --------
                                                                         149,894
                                                                        --------

                          Oil & Gas Exploration-0.27%

Barrett Resources Corp.+ .........................          1,700         72,463
Offshore Energy Development+ .....................            100          1,525
Titan Exploration, Inc.+ .........................            800          9,600
                                                                        --------
                                                                          83,588
                                                                        --------

                              Paper Products-0.09%

Thermo Fibergen, Inc.+ ...........................          2,500         26,250
                                                                        --------

                             Pharmaceuticals-1.00%

Biochem Pharmaceuticals,
  Inc.+ ..........................................          6,150        309,038
                                                                        --------

                        Restaurants & Food Service-1.20%

Alco Standard Corp. ..............................          2,400        123,900
Applebee's International, Inc. ...................          8,900        244,750
                                                                        --------
                                                                         368,650
                                                                        --------

                                  Retail-2.36%

Fila Holdings, SPA, ADR ..........................          2,875        167,109
Hollywood Entertainment Corp.+ ...................          4,100         75,850
Mazel Stores, Inc.+ ..............................            100          2,250
Micro Warehouse, Inc.+ ...........................            700          8,225
Office Depot, Inc.+ ..............................          6,900        122,475
Staples, Inc.+ ...................................         19,400        350,413
                                                                        --------
                                                                         726,322
                                                                        --------
                            Retail - Specialty-1.30%

Corporate Express, Inc.+ .........................          9,100     $  267,881
General Nutrition Companies,
  Inc.+ ..........................................          6,600        111,375
Linens N' Things, Inc.+ ..........................          1,100         21,588
                                                                       ---------
                                                                         400,844
                                                                       ---------

                            Telecommunication-4.31%

Glenayre Technologies, Inc.+ .....................         17,150        369,797
Lucent Technologies, Inc. ........................          2,900        134,125
Tel-Save Holdings, Inc.+ .........................            150          4,350
Worldcom, Inc.+ ..................................         31,400        818,362
                                                                       ---------
                                                                       1,326,634
                                                                       ---------

                            Textiles & Apparel-0.21%

Gucci Group ......................................            450         28,744
Nine West Group, Inc.+ ...........................            800         37,100
                                                                        --------
                                                                          65,844
                                                                        --------

                              Transportation-0.97%

Kansas City Southern Industries,
  Inc. ...........................................          4,400        198,000
Wisconsin Central Transportation
  Corp.+ .........................................          2,500         99,063
                                                                        --------
                                                                         297,063
                                                                        --------

                                Wholesale-0.05%

Ingram Micro, Inc.+ ..............................            600         13,800
                                                                        --------


   TOTAL COMMON STOCK
    (Cost $24,177,059) ...........................                    27,719,551
                                                                        --------

----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO-(Continued)
December 31, 1996
                                                       Number           Market
                                                         of             Value
Company                                                Shares          (Note B)
-------                                                ------          --------
PREFERRED STOCKS-1.29%
                         Computer Software - P.C.-1.29%

Systeme, Anwendugen,
  Pruduckte ...............................            2,900       $    398,557
                                                                     ----------

  TOTAL PREFERRED STOCKS
   (Cost $494,045) ........................                             398,557
                                                                     ----------

                                                                        Market
                                                      Principal         Value
Company                                                 Value          (Note B)
-------                                                ------          --------
BONDS-0.05%
                             Medical Supplies-0.05%

Ventritex, Inc., Convertible
  5.750%, due 08/15/01 .....................        $   10,000        $   15,500
                                                                       ---------

  TOTAL BONDS
   (Cost $10,000) ..........................                              15,500
                                                                       ---------
SHORT-TERM OBLIGATIONS-8.44%

Student Loan Marketing
  Association, 6.300%,
  due 01/02/97 .............................         2,600,000         2,599,545
                                                                       ---------

   TOTAL SHORT-TERM
    OBLIGATIONS
    (Cost $2,599,545) ......................                           2,599,545
                                                                       ---------

                                                       Number           Market
                                                         of             Value
Company                                                Shares          (Note B)
-------                                                ------          --------
WARRANTS & RIGHTS-1.98%
                       Electronics - Semiconductor-1.96%

Intel Corp. - Warrants ....................            6,550       $    604,237

                              Paper Products-0.02%

Thermo Fibergen,
  Inc. - Rights ...........................            2,500              6,250
                                                                     ----------

  TOTAL WARRANTS & RIGHTS
   (Cost $400,503) ........................                             610,487
                                                                     ----------

   TOTAL INVESTMENTS
    (Cost $27,681,152*) ...................           101.78%        31,343,640

Other assets, less liabilities ............            (1.78)          (549,610)

   TOTAL NET ASSETS .......................           100.00%      $ 30,794,030
                                                      ======        ===========

----------
*Aggregate cost for Federal income tax purposes
+Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

CHUBB AMERICA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                 World
                                                                 Growth             Money                Gold
                                                                 Stock              Market              Stock
                                                               Portfolio          Portfolio           Portfolio
                                                               ---------          ---------           ---------
ASSETS
Investments-at cost-see accompanying portfolios .............   $  77,765,094    $   7,740,635    $   7,594,071
                                                                =============    =============    =============
 Investments, at market value (Notes B and C) ...............   $  97,139,036    $   7,739,400    $   7,803,139
 Cash .......................................................       1,237,333          549,360           10,597
 Receivable for accrued investment income ...................         408,079              634            7,019
 Receivable for portfolio securities sold ...................       2,051,470                           417,399
 Other assets ...............................................                                             5,400
 Deferred organization costs (Note B) .......................
                                                                -------------    -------------    -------------
    Total Assets ............................................     100,835,918        8,289,394        8,243,554

LIABILITIES

 Net payable for capital shares redeemed ....................
 Dividends payable ..........................................       7,106,756          387,924          196,148
 Payable for portfolio securities purchased .................       1,653,028                           485,692
 Accrued investment advisory fees (Note D) ..................          63,528            3,752            4,977
 Accrued expenses ...........................................          16,972            1,461            2,310
                                                                -------------    -------------    -------------
   Total Liabilities ........................................       8,840,284          393,137          689,127

NET ASSETS ..................................................   $  91,995,634    $   7,896,257    $   7,554,427
                                                                =============    =============    =============

NET ASSETS CONSIST OF:

 Capital paid in ............................................   $  71,067,714    $   7,898,600    $   7,377,161
 Undistributed net investment income (loss) .................        (490,907)                          105,318
 Accumulated net realized gain (loss) on investments ........       2,046,667           (1,108)        (135,784)
 Net unrealized gain (loss) on investments ..................      19,373,942           (1,235)         209,068
 Net unrealized loss on translation of
  assets and liabilities in foreign currencies (Note C) .....          (1,782)                           (1,336)
 Capital gain distributions required for Federal tax
  purposes over amounts recognized for financial
  reporting (Note C) ........................................
                                                                -------------    -------------    -------------
NET ASSETS ..................................................   $  91,995,634    $   7,896,257    $   7,554,427
                                                                =============    =============    =============

Shares of common stock outstanding (no par value,
   1,000,000,000 shares authorized) .........................       3,947,054          770,648          454,995
                                                                =============    =============    =============

Net asset value, offering and redemption price per share ....   $       23.31    $       10.25    $       16.60
                                                                =============    =============    =============

                       See notes to financial statements.


  Domestic                     Growth
   Growth                       and              Capital                      Emerging
    Stock          Bond        Income            Growth       Balanced         Growth
  Portfolio     Portfolio     Portfolio         Portfolio     Portfolio       Portfolio
  ---------     ---------     ---------         ---------     ---------       ---------
$ 57,127,636    $ 12,152,607   $ 19,449,541   $ 73,631,704   $ 18,701,560   $ 27,681,152
============    ============   ============   ============   ============   ============

$ 66,193,249    $ 12,196,539   $ 23,632,810   $ 80,082,904   $ 19,627,605   $ 31,343,640
   3,305,136          73,016      1,189,653      1,771,723         41,357        391,571
      64,897         168,563         46,077         79,908         83,377          5,429
     288,048                                     1,016,061      1,005,000         14,123

                                        175            180            176
------------    ------------   ------------   ------------   ------------   ------------
  69,851,330      12,438,118     24,868,715     82,950,776     20,757,515     31,754,763



                      44,727         13,843
   7,630,013         669,587      1,123,435     12,034,502      1,476,274        930,604
                                                                1,007,150
      44,973           5,472         15,999         71,687         12,975         22,121
       9,978             639          3,742         12,425          4,686          8,008
------------    ------------   ------------   ------------   ------------   ------------

   7,684,964         720,425      1,157,019     12,118,614      2,501,085        960,733

$ 62,166,366    $ 11,717,693   $ 23,711,696   $ 70,832,162   $ 18,256,430   $ 30,794,030
============    ============   ============   ============   ============   ============



$ 52,741,370    $ 11,672,624   $ 19,104,193   $ 62,852,475   $ 16,700,368   $ 27,298,182
                                                     1,873            169
     359,383           1,137        424,234      1,526,661        629,848
   9,065,613          43,932      4,183,269      6,451,200        926,045      3,662,488

                                                       (47)



                                                                                (166,640)
------------    ------------   ------------   ------------   ------------   ------------

$ 62,166,366    $ 11,717,693   $ 23,711,696   $ 70,832,162   $ 18,256,430   $ 30,794,030
============    ============   ============   ============   ============   ============

   3,418,546       1,141,490      1,402,464      4,103,167      1,513,162      2,021,917
============    ============   ============   ============   ============   ============

$      18.19    $      10.27   $      16.91   $      17.26   $      12.07   $      15.23
============    ============   ============   ============   ============   ============


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

                                                           World
                                                           Growth              Money           Gold
                                                           Stock               Market         Stock
                                                         Portfolio           Portfolio      Portfolio
                                                         ---------           ---------      ---------
INVESTMENT INCOME

 Income:
  Interest ...........................................   $    551,779    $    440,661    $     16,930
  Dividends ..........................................      2,348,890                          65,013
  Foreign taxes withheld .............................       (199,579)                         (3,934)
                                                         ------------    ------------    ------------

    Total investment
      income .........................................      2,701,090         440,661          78,009
                                                         ------------    ------------    ------------


 Expenses:

  Advisory fees (Note D) .............................        656,061          42,558          62,705
  Custodian fees .....................................         31,212           1,688           9,755
  Shareholder reports ................................         43,348           4,346           4,088
  Professional fees ..................................         17,326           1,902           1,744
  Insurance expense ..................................          4,723             467             454
  Directors fees .....................................          4,279             423             412
  Security valuation .................................         14,235           1,194           7,571
  Miscellaneous expenses .............................          1,662             159             673
  Organization expense (Note B)
                                                         ------------    ------------    ------------

    Total expenses ...................................        772,846          52,737          87,402
                                                         ------------    ------------    ------------

    Net investment
      income (loss) ..................................      1,928,244         387,924          (9,393)
                                                         ------------    ------------    ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on investments .............      7,256,749            (163)        589,746
 Net realized gain (loss) from
  foreign currency transactions ......................        (68,459)                         (9,933)
 Net unrealized gain (loss) on investments ...........      6,417,179          (2,551)       (473,134)
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign currencies              27,256                          (1,344)
                                                         ------------    ------------    ------------

    Net realized and unrealized gain (loss) on
      investments and foreign currencies .............     13,632,725          (2,714)        105,335
                                                         ------------    ------------    ------------

 Net increase in net assets
  resulting from operations ..........................   $ 15,560,969    $    385,210    $     95,942
                                                         ============    ============    ============

                       See notes to financial statements.


     Domestic                         Growth
     Growth                             and          Capital                       Emerging
      Stock         Bond              Income         Growth        Balanced         Growth
    Portfolio     Portfolio          Portfolio      Portfolio      Portfolio       Portfolio
    ---------     ---------          ---------      ---------      ---------       ---------

$     83,777    $    699,701    $     35,826    $    542,852    $    469,158    $    119,739
     665,000                         378,502         488,004         101,640          27,107
                                      (5,330)        (23,834)           (183)           (240)
------------    ------------    ------------    ------------    ------------    ------------


     748,777         699,701         408,998       1,007,022         570,615         146,606
------------    ------------    ------------    ------------    ------------    ------------



     480,015          53,464         135,739         703,701         134,709         173,563
       6,740             930           2,854          29,798          14,378          44,312
      32,741           4,814           9,911          36,781           9,336          12,276
      14,393           1,511           4,032          13,183           3,910           4,817
       3,450             582             966           3,781             973           1,150
       3,126             528             875           3,426             882           1,042
       5,580           1,676           3,208           5,229           9,340          11,184
         739             878             442           1,283             660           2,200
                                         727             721             721
------------    ------------    ------------    ------------    ------------    ------------

     546,784          64,383         158,754         797,903         174,909         250,544
------------    ------------    ------------    ------------    ------------    ------------


     201,993         635,318         250,244         209,119         395,706        (103,938)
------------    ------------    ------------    ------------    ------------    ------------


   7,787,402          70,071       1,429,616      13,354,485       1,710,587         867,544

                                         (17)            574              (2)            358
   1,251,740        (363,167)      2,322,094      (2,436,070)       (325,936)      2,223,109

                                                         (55)
------------    ------------    ------------    ------------    ------------    ------------


   9,039,142        (293,096)      3,751,693      10,918,934       1,384,649       3,091,011
------------    ------------    ------------    ------------    ------------    ------------

$  9,241,135    $    342,222    $  4,001,937    $ 11,128,053    $  1,780,355    $  2,987,073
============    ============    ============    ============    ============    ============

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                             World Growth Stock                Money Market
                                                 Portfolio                      Portfolio
                                         --------------------------      -----------------------
                                           Year              Year          Year           Year
                                           Ended             Ended         Ended         Ended
                                         December          December      December       December
                                         31, 1996          31, 1995      31, 1996       31, 1995
                                         --------          --------      --------       --------
Increase (decrease) in net assets:
From operations:
 Net investment income (loss) .....   $  1,928,244    $  1,578,594    $    387,924    $    401,686
 Net realized gain (loss) on
  investments .....................      7,256,749       2,331,370            (163)            (59)
 Net realized gain (loss) from
  foreign currency transactions ...        (68,459)       (144,377)
 Net unrealized gain (loss)
  on investments ..................      6,417,179       6,906,079          (2,551)          1,316
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currencies         27,256         (26,053)
                                      ------------     -----------     -----------     -----------
 Net increase in net assets
  resulting from operations .......     15,560,969      10,645,613         385,210         402,943
Distributions to shareholders from
 net investment income ............     (1,859,775)     (1,504,890)       (387,924)       (401,686)
Distributions to shareholders in
 excess of net investment income ..        (36,899)
Distributions to shareholders from
 capital gains ....................     (5,766,822)     (1,647,022)
Distributions to shareholders in
 excess of capital gains ..........
Increase (decrease) in net assets
 derived from shareholder
 transactions (Note E) ............     10,405,804      13,294,888        (413,705)        630,934
                                      ------------     -----------     -----------     -----------
 Net increase (decrease) in
  net assets ......................     18,303,277      20,788,589        (416,419)        632,191
Net Assets:
 Beginning of period ..............     73,692,357      52,903,768       8,312,676       7,680,485
                                      ------------     -----------     -----------     -----------
 End of period ....................   $ 91,995,634    $ 73,692,357    $  7,896,257    $  8,312,676
                                      ============    ============    ============    ============
Including under (over) distribution
 of net investment income .........   $   (490,907)   $   (454,018)   $          0    $          0
                                      ============    ============    ============    ============


                                                                                  Domestic
                                                 Gold Stock                     Growth Stock
                                                  Portfolio                      Portfolio
                                           ------------------------       ---------------------------
                                             Year            Year           Year              Year
                                            Ended           Ended          Ended              Ended
                                           December        December       December          December
                                           31, 1996        31, 1995       31, 1996          31, 1995
                                           --------        --------       --------          --------
Increase (decrease) in net assets:
From operations:
 Net investment income (loss) .....     $     (9,393)   $     19,515    $    201,993    $    404,753
 Net realized gain (loss) on
  investments .....................          589,746       1,128,650       7,787,402       6,833,811
 Net realized gain (loss) from
  foreign currency transactions ...           (9,933)         (5,423)
 Net unrealized gain (loss)
  on investments ..................         (473,134)       (763,459)      1,251,740       3,980,606
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currencies           (1,344)              8
                                        ------------     -----------     -----------     -----------
 Net increase in net assets
  resulting from operations .......           95,942         379,291       9,241,135      11,219,170
Distributions to shareholders from
 net investment income ............                          (19,549)       (201,993)       (404,753)
Distributions to shareholders in
 excess of net investment income ..                          (18,006)
Distributions to shareholders from
 capital gains ....................         (196,148)                     (8,608,136)     (6,681,176)
Distributions to shareholders in
 excess of capital gains ..........
Increase (decrease) in net assets
 derived from shareholder
 transactions (Note E) ............          786,988        (825,716)     13,217,474      12,925,979
                                        ------------     -----------     -----------     -----------
 Net increase (decrease) in
  net assets ......................          686,782        (483,980)     13,648,480      17,059,220
Net Assets:
 Beginning of period ..............        6,867,645       7,351,625      48,517,886      31,458,666
                                        ------------     -----------     -----------     -----------
 End of period ....................     $  7,554,427    $  6,867,645    $ 62,166,366    $ 48,517,886
                                        ============    ============    ============    ============
Including under (over) distribution
 of net investment income .........     $          0    $    (71,804)   $          0    $          0
                                         ============    ============    ============    ============


(A) For the period from May 1, 1995 (Commencement of Operations) to December 31, 1995.

                       See notes to financial statements.


          Bond                Growth and Income            Capital Growth             Balanced               Emerging Growth
       Portfolio                  Portfolio                   Portfolio              Portfolio                  Portfolio
  --------------------      ---------------------      ---------------------   --------------------      ------------------------
                                                                                                                       Period
    Year        Year          Year         Year          Year         Year       Year        Year          Year        May 1,
    Ended       Ended        Ended         Ended        Ended         Ended      Ended       Ended        Ended        1995 to
  December    December      December     December      December     December   December    December      December     December
  31, 1996    31, 1995      31, 1996     31, 1995      31, 1996     31, 1995   31, 1996    31, 1995      31, 1996     31, 1995(A)
  --------    --------      --------     --------      --------     --------   --------    --------      --------     -----------
$   635,318  $   644,900  $   250,244  $   132,259  $   209,119  $    82,795  $   395,706  $   454,979  $  (103,938) $   (35,141)
     70,071      194,936    1,429,616      263,627   13,354,485    6,193,650    1,710,587      956,351      867,544       68,623
                                  (17)                      574       (1,143)          (2)                      358
   (363,167)     775,732    2,322,094    1,988,518   (2,436,070)   7,917,932     (325,936)   1,446,230    2,223,109    1,439,379
                                                            (55)           1
 ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    342,222    1,615,568    4,001,937    2,384,404   11,128,053   14,193,235    1,780,355    2,857,560    2,987,073    1,472,861
   (635,318)    (644,900)    (250,227)    (132,259)    (206,677)     (82,795)    (395,535)    (454,979)

    (34,269)                 (873,208)    (263,627) (13,430,158)  (4,477,144)  (1,248,566)    (868,152)    (901,384)
                                          (132,174)                                                         (62,702)
  2,814,968   (4,807,023)   7,707,171    5,659,207   23,487,915   12,655,647    3,587,908   (1,767,014)  17,331,519    9,966,663
 ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  2,487,603   (3,836,355)  10,585,673    7,515,551   20,979,133   22,288,943    3,724,162     (232,585)  19,354,506   11,439,524
  9,230,090   13,066,445   13,126,023    5,610,472   49,853,029   27,564,086   14,532,268   14,764,853   11,439,524            0
 ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
$11,717,693  $ 9,230,090  $23,711,696  $13,126,023  $70,832,162  $49,853,029  $18,256,430  $14,532,268  $30,794,030  $11,439,524
 ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
$         0  $         0  $         0  $         0  $         0  $    (1,143) $       169  $         0  $         0  $         0
 ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996

NOTE A-ORGANIZATION

Chubb America Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies issued by Chubb Life Insurance Company of America ("Chubb Life"). The Company is composed of nine separate portfolios (the "Portfolios"): the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Domestic Growth Stock Portfolio, the Bond Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. Chubb Life's ownership at December 31, 1996 is as follows:


                                                                                         Percentage of
         Portfolio                                          Shares Owned               Shares Outstanding

         World Growth Stock                                          0                        0
         Money Market                                                0                        0
         Gold Stock                                                  0                        0
         Domestic Growth Stock                                       0                        0
         Bond                                                        0                        0
         Growth and Income                                      24,399                     1.74%
         Capital Growth                                         15,095                     0.37%
         Balanced                                               18,781                     1.24%
         Emerging Growth                                       300,633                    14.87%

NOTE B-SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments:Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and ask prices at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Deferred Organizational Costs: Costs incurred by the Company in connection with the organization and initial public offering of the Growth and Income, Capital Growth and Balanced Portfolios have been deferred and are being amortized over a five year period using the straight line method from the date the shares were first offered to the public. In the event that any of the initial shares are redeemed, by any holder thereof, during the amortization period, the proceeds will be reduced for any unamortized organizational costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996

NOTE B-SIGNIFICANT ACCOUNTING POLICIES-(Continued)

Distributions to Shareholders:Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 1996.

Federal Income Taxes: The Company intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C-INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method. The aggregate cost of investments owned for Federal income tax purposes is the same as for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996

NOTE C-INVESTMENTS-(Continued)

As of December 31, 1996, gross unrealized gains and losses were as follows:

                                      Gross           Gross            Net
                                    Unrealized      Unrealized     Unrealized
                                      Gains          Losses        Gain (Loss)
                                  ------------   ------------   --------------
World Growth Stock Portfolio ..   $ 22,355,952   $  2,982,010   $ 19,373,942
Money Market Portfolio ........              0          1,235         (1,235)
Gold Stock Portfolio ..........      1,110,918        901,850        209,068
Domestic Growth Stock Portfolio     14,201,542      5,135,929      9,065,613
Bond Portfolio ................        119,195         75,263         43,932
Growth and Income Portfolio ...      4,503,791        320,522      4,183,269
Capital Growth Portfolio ......      7,896,233      1,445,033      6,451,200
Balanced Portfolio ............      1,167,304        241,259        926,045
Emerging Growth Portfolio .....      4,758,122      1,095,634      3,662,488

As of December 31, 1996, the World Growth Stock Portfolio had an unrealized foreign currency loss of $1,782, the Gold Stock Portfolio had an unrealized foreign currency loss of $1,336, and the Capital Growth Portfolio had an unrealized foreign currency loss of $47.

At December 31, 1996, the Money Market Portfolio had $1,087 of accumulated realized capital losses, for Federal Income tax purposes, of which $697 expires in 2002, and $390 expires in 2004. These losses are available to be used to offset future realized capital gains.

In addition, during the period from November 1, 1996 through December 31, 1996, the World Growth Stock Portfolio incurred foreign currency losses of $20,434, the Money Market Portfolio incurred capital losses of $21, the Gold Stock Portfolio incurred capital losses of $126,246, and the Emerging Growth Portfolio incurred capital losses of $172,802 that are treated for Federal Income tax purposes as if they had occurred on January 1, 1997. Accordingly, during 1996 these Portfolios made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

As of December 31, 1996, the Gold Stock Portfolio and World Growth Stock Portfolio had investments in passive foreign investment companies during the year which were marked to market for Federal tax purposes. A distribution of $53,000 for the World Growth Stock Portfolio was declared based upon this mark to market adjustment, resulting in distributions in excess of net investment income for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996

NOTE C-INVESTMENTS-(Continued)

Purchases and sales of investment securities for the period ended December 31, 1996, other than short-term obligations, were as follows:


                                                   Proceeds
                                     Cost of         from
                                    Investment    Investment
                                    Securities    Securities
                                    Purchased        Sold
                                    ---------     ---------
World Growth Stock Portfolio ..   $ 29,288,878   $ 21,469,302
Gold Stock Portfolio ..........      6,112,240      5,157,790
Domestic Growth Stock Portfolio     35,470,046     30,565,257
Bond Portfolio ................      5,222,695      2,394,892
Growth and Income Portfolio ...     12,790,627      6,088,495
Capital Growth Portfolio ......    110,712,710     82,415,599
Balanced Portfolio ............     38,163,642     34,969,824
Emerging Growth Portfolio .....     33,722,676     18,321,452

NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Chubb Investment Advisory Corporation, a wholly-owned subsidiary of Chubb Life. Under the agreement, Chubb Investment Advisory Corporation provides investment management and certain administrative services for the Company. Chubb Investment Advisory Corporation has, in turn, retained Templeton Global Advisors, Inc. to provide investment advisory services for the World Growth Stock Portfolio; Chubb Asset Managers, Inc. to provide investment advisory services for the Money Market, Bond, and Growth and Income Portfolios; Van Eck Associates Corporation to provide investment advisory services for the Gold Stock Portfolio; Pioneering Management Corporation to provide investment advisory services for the Domestic Growth Stock Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth Portfolio; Phoenix Investment Counsel to provide investment advisory services for the Balanced Portfolio, and MFS Asset Management Group to provide investment advisory services for the Emerging Growth Portfolio. For its investment management and administrative services, Chubb Investment Advisory Corporation is paid an annual fee through a daily charge based on a percentage of the average daily net assets of each Portfolio as shown below:


                                       First            Next            Over
                                       $200             $1.1            $1.3
                                      Million          Billion         Billion
                                      -------          -------         -------
World Growth Stock Portfolio           .75%              .70%           .65%
Money Market Portfolio                 .50%              .45%           .40%
Gold Stock Portfolio                   .75%              .70%           .65%
Domestic Growth Stock Portfolio        .75%              .70%           .65%
Bond Portfolio                         .50%              .45%           .40%
Growth and Income Portfolio            .75%              .70%           .65%
Capital Growth Portfolio              1.00%              .95%           .90%
Balanced Portfolio                     .75%              .70%           .65%
Emerging Growth Portfolio              .80%              .75%           .70%

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996
NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

                                                   World Growth Stock Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                      ------------------------        ---------------------------
                                        Shares         Dollars           Shares        Dollars
                                      ---------      ----------        ---------     -----------
Shares issued ..................        480,289    $ 10,849,212       1,079,198    $ 21,534,683
Shares issued as reinvestment of
  dividends ....................        173,957       3,708,652         149,363       2,838,549
Shares redeemed ................       (182,468)     (4,152,060)       (537,061)    (11,078,344)
                                        -------     -----------       ---------     -----------
    Net increase ...............        471,778    $ 10,405,804         691,500    $ 13,294,888
                                        =======     ===========       =========     ===========

                                                         Money Market Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                      ------------------------        ---------------------------
                                        Shares         Dollars           Shares        Dollars
                                      ---------      ----------        ---------     -----------
Shares issued ..................      1,371,889    $ 14,448,718       1,632,081    $ 17,200,276
Shares issued as reinvestment of
  dividends ....................         39,106         401,686          25,311         259,435
Shares redeemed ................     (1,449,618)    (15,264,109)     (1,597,452)    (16,828,777)
                                      ---------      ----------       ---------      ----------
    Net increase (decrease) ....        (38,623)   $   (413,705)         59,940    $    630,934
                                      =========      ==========       =========      ==========


                                                         Gold Stock Portfolio
                                      ----------------------------------------------------------
                                            Year Ended                         Year Ended
                                         December 31, 1996                  December 31, 1995
                                      ------------------------       ---------------------------
                                        Shares         Dollars         Shares      Dollars
                                      ---------      ----------      --------    -----------
Shares issued ..................       119,333    $ 2,262,264        186,086    $ 2,934,007
Shares issued as reinvestment of
  dividends ....................         2,259         37,521          3,131         50,893
Shares redeemed ................       (80,029)    (1,512,797)      (228,093)    (3,810,616)
                                       -------      ---------        -------      ---------
    Net increase (decrease) ....        41,563    $   786,988        (38,876)   $  (825,716)
                                       =======      =========        =======      =========

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996

NOTE E--SHAREHOLDERS' TRANSACTIONS-(Continued)

                                                    Domestic Growth Stock Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                      ------------------------        ---------------------------
                                        Shares         Dollars           Shares        Dollars
                                      ---------      ----------        ---------     -----------
Shares issued ..................        674,482    $ 12,867,171         772,787    $ 13,629,978
Shares issued as reinvestment of
  dividends ....................        401,256       7,238,564         119,026       1,896,979
Shares redeemed ................       (372,862)     (6,888,262)       (150,022)     (2,600,978)
                                       --------      ----------        --------      ----------
    Net increase ...............        702,876    $ 13,217,474         741,791    $ 12,925,979
                                        =======    ============         =======    ============


                                                              Bond Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                      ------------------------        ---------------------------
                                        Shares         Dollars           Shares        Dollars
                                      ---------      ----------        ---------     -----------
Shares issued ..................        526,422    $  5,515,501         570,322    $  6,012,459
Shares issued as reinvestment of
  dividends ....................         60,897         644,900          48,644         472,011
Shares redeemed ................       (317,408)     (3,345,433)     (1,093,969)    (11,291,493)
                                       --------      ----------      ----------     -----------

    Net increase (decrease) ....        269,911    $  2,814,968        (475,003)   $ (4,807,023)
                                        =======    ============        ========    ============


                                                     Growth and Income Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                      ------------------------        ---------------------------
                                        Shares         Dollars         Shares        Dollars
                                      ---------      ----------      ---------     -----------
Shares issued ..................       638,373    $ 9,952,481        513,526    $ 7,033,965
Shares issued as reinvestment of
  dividends ....................        36,642        528,059         17,247        193,563
Shares redeemed ................      (183,357)    (2,773,369)      (119,878)    (1,568,321)
                                      --------     ----------       --------     ----------

    Net increase ...............       491,658    $ 7,707,171        410,895    $ 5,659,207
                                       =======    ===========        =======    ===========

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996

NOTE E--SHAREHOLDERS' TRANSACTIONS-(Continued)


                                                       Capital Growth Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                      ------------------------        ---------------------------
                                        Shares         Dollars         Shares        Dollars
                                      ---------      ----------      ---------     -----------
Shares issued ..................      1,090,550    $ 21,217,632       1,012,623    $ 15,822,540
Shares issued as reinvestment of
  dividends ....................        348,517       6,162,273          35,107         469,711
Shares redeemed ................       (205,098)     (3,891,990)       (238,732)     (3,636,604)
                                       --------      ----------        --------      ----------
    Net increase ...............      1,233,969    $ 23,487,915         808,998    $ 12,655,647
                                      =========    ============         =======    ============


                                                            Balanced Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                          Year Ended
                                         December 31, 1996                   December 31, 1995
                                      ------------------------        ---------------------------
                                        Shares         Dollars         Shares        Dollars
                                      ---------      ----------      ---------     -----------
Shares issued ..................       444,592    $ 5,423,155        423,487       $ 4,897,002
Shares issued as reinvestment of
  dividends ....................       118,592      1,411,330         49,731           527,979
Shares redeemed ................      (270,460)    (3,246,577)      (643,500)       (7,191,995)
                                      --------     ----------       --------        ----------
    Net increase (decrease) ....       292,724    $ 3,587,908       (170,282)      $(1,767,014)
                                       =======    ===========       ========       ===========

                                                        Emerging Growth Portfolio
                                      -----------------------------------------------------------
                                            Year Ended                   For Period May 1, 1995
                                         December 31, 1996                to December 31, 1995*
                                      ------------------------        ---------------------------
                                        Shares         Dollars         Shares        Dollars
                                      ---------      ----------      ---------     -----------
Shares issued ..................      1,255,676    $ 18,753,571         864,931    $ 10,018,440
Shares issued as reinvestment of
  dividends ....................          2,359          33,482
Shares redeemed ................        (96,996)     (1,455,534)         (4,053)        (51,777)
                                        -------      ----------          ------         -------

    Net increase ...............      1,161,039    $ 17,331,519         860,878    $  9,966,663
                                      =========    ============         =======    ============

*Inception Date  May 1, 1995

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1996

NOTE F-Restricted Securities

The Portfolios may not invest more than 5% of each portfolio's assets in securities subject to legal or contractual restrictions on resale. At December 31, 1996, the Gold Stock Portfolio owned the following restricted securities (constituting 0.07% of Portfolio assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Portfolio does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors.


Restricted                                                   Date of                                 Market
Security                                                   Acquisition              Cost             Value
-----------                                                -----------              ----            -------

Rift Resources, Ltd., Warrants                           July 19, 1996                $0               $   0
Tombstone Exploration Co., Warrants                     October 3, 1996                0               5,995
Vista Gold Corp., Warrants                             November 12, 1996               0                   0

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:

                                                                  World Growth Stock Portfolio
                                                 --------------------------------------------------------------
                                                   Year         Year          Year         Year          Year
                                                  Ended        Ended         Ended        Ended         Ended
                                                 December     December      December     December      December
                                                 31, 1996     31, 1995      31, 1994     31, 1993      31, 1992
                                                 --------     --------      --------     --------      --------
Net asset value, beginning of
  year                                       $     21.20   $     19.00  $    20.89   $     16.73   $     16.45

Income From Investment
 Operations

  Net investment income                             0.49          0.45        0.25          0.24          0.35

  Net gains and losses on
   securities and foreign currency
   (both realized and unrealized)                   3.56          2.65       (0.89)         5.40          0.65
                                                    ----          ----       -----          ----          ----

  Total from investment
   operations                                       4.05          3.10       (0.64)         5.64          1.00

Less Distributions to
 Shareholders

  Dividends from net
   investment income                               (0.48)        (0.43)      (0.25)        (0.24)        (0.35)

  Dividends in excess of net
   investment income

  Distributions from capital
   gains                                           (1.46)        (0.47)      (0.81)        (1.24)        (0.37)

  Distributions in excess of
   capital gains                                                             (0.19)

  Returns of capital
                                                   -----         -----       -----         -----         -----
  Total distributions                              (1.94)        (0.90)      (1.25)        (1.48)        (0.72)
                                                   -----         -----       -----         -----         -----
Net asset value, end of year                 $     23.31   $     21.20  $    19.00   $     20.89   $     16.73
                                                   =====         =====       =====         =====         =====

Total Return (A)                                   19.22%        16.35%      (3.05%)       33.73%         6.10%

Ratios to Average Net Assets:

  Expenses                                          0.88%         0.96%       1.00%         1.04%         1.17%

  Net investment income                             2.20%         2.31%       1.56%         1.64%         2.19%

Portfolio Turnover Rate                            27.50%        18.09%      18.47%        34.90%        32.27%

Average Commission Rate Paid                 $    0.0155

Net Assets, At End of Year                   $91,995,634   $73,692,357  $52,903,768  $42,031,141   $25,416,357

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)

For a share outstanding throughout the year (A):

                                                                     Money Market Portfolio
                                                 -------------------------------------------------------------
                                                   Year          Year          Year        Year        Year
                                                  Ended         Ended         Ended       Ended       Ended
                                                 December      December      December    December    December
                                                 31, 1996      31, 1995      31, 1994    31, 1993    31, 1992
                                                 --------     ---------    ---------    ---------    ----------
Net asset value, beginning of
  year                                        $    10.27    $    10.25   $    10.26    $    10.22   $    10.22

Income From Investment
 Operations

  Net investment income                             0.50          0.50         0.35          0.20         0.29

  Net gains and losses
   on securities (both
   realized and unrealized)                        (0.02)         0.02        (0.01)         0.04
                                                --------      --------      -------      ---------    --------

  Total from investment
   operations                                       0.48          0.52         0.34          0.24         0.29

Less Distributions to
 Shareholders

  Dividends from net
   investment income                               (0.50)        (0.50)       (0.35)        (0.20)       (0.29)

  Dividends in excess of net
   investment income

  Distributions from capital
   gains

  Distributions in excess of
   capital gains

  Returns of capital
                                                --------      --------      -------      ---------    --------
  Total distributions                              (0.50)        (0.50)       (0.35)        (0.20)       (0.29)
                                                --------      --------      -------      ---------    --------
Net asset value, end of year                  $    10.25    $    10.27   $    10.25    $    10.26   $    10.22
                                                ========      ========      =======      =========    ========

Total Return (B)                                    4.65%         5.06%        3.28%         2.32%        2.83%

Ratios to Average Net Assets:

  Expenses                                          0.62%         0.63%        0.65%         0.74%        0.85%

  Net investment income                             4.54%         4.89%        3.31%         2.32%        2.81%

Portfolio Turnover Rate (C)                          N/A           N/A          N/A           N/A          N/A

Average Commission Rate Paid (D)                     N/A

Net Assets, At End of Year                    $7,896,257    $8,312,676   $7,680,485    $5,061,181   $3,956,152

(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.

(D) During the period, the portfolio held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                                            Gold Stock Portfolio
                                  ---------------------------------------------------------------------------
                                    Year            Year            Year             Year              Year
                                   Ended            Ended           Ended            Ended             Ended
                                  December        December         December         December         December
                                  31, 1996        31, 1995         31, 1994         31, 1993         31, 1992
                                  --------        --------         --------         --------         --------
Net asset value, beginning of
 year ......................... $    16.61      $     16.25      $     19.00      $     11.57      $     11.99

Income From Investment
 Operations

 Net investment income (loss) .      (0.03)            0.05             0.03             0.02             0.03

 Net gains and losses on
  securities and foreign currency
  (both realized and unrealized)      0.45             0.40            (2.65)            7.43            (0.42)
                                 ---------      -----------      -----------      -----------      -----------
Total from investment
 operations ...................       0.42             0.45            (2.62)            7.45            (0.39)

Less Distributions to
 Shareholders

Dividends from net
 investment income ............                       (0.05)           (0.03)           (0.02)           (0.03)

Dividends in excess of net
 investment income ............                       (0.04)

Distributions from capital
 gains ........................      (0.43)

Distributions in excess of
 capital gains ................                                        (0.10)

Returns of capital
                                 ---------      -----------      -----------      -----------      -----------
Total distributions ...........      (0.43)           (0.09)           (0.13)           (0.02)           (0.03)
                                 ---------      -----------      -----------      -----------      -----------
Net asset value, end of year .. $    16.60      $     16.61      $     16.25      $     19.00      $     11.57
                                 =========      ===========      ===========      ===========      ===========

Total Return (A) ..............       2.57%            2.76%          (13.77)%          63.90%           (3.29%)

Ratios to Average Net Assets:

Expenses ......................       1.04%            1.01%            0.99%            1.01%            1.13%

Net investment income .........      (0.11%            0.24%            0.18%            0.14%            0.24%

Portfolio Turnover Rate .......      64.78%           23.98%           11.12%            7.32%            7.78%

Average Commission Rate Paid .. $   0.0151

Net Assets, At End of Year .... $7,554,427      $ 6,867,645      $ 7,351,625      $ 7,863,581      $ 4,338,297

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)

For a share outstanding throughout the year:

                                                     Domestic Growth Stock Portfolio
                                   ------------------------------------------------------------------------
                                     Year            Year             Year            Year          Year
                                    Ended            Ended            Ended           Ended         Ended
                                   December        December         December        December       December
                                   31, 1996        31, 1995         31, 1994        31, 1993       31, 1992
                                   --------        --------         --------        --------       --------
Net asset value, beginning of
 year .......................     $     17.87    $     15.94      $     16.14    $     15.16    $     12.96

Income From Investment
 Operations

  Net investment income .....            0.06           0.15             0.09           0.12           0.14

  Net gains and losses
   on securities (both
   realized and unrealized) .            2.85           4.48             1.12           2.29           3.27
                                       ------         ------            ------         ------        ------
Total from investment
 operations .................            2.91           4.63             1.21           2.41           3.41

Less Distributions to Shareholders

Dividends from net
 investment income ..........           (0.06)         (0.15)           (0.09)         (0.12)         (0.14)

Dividends in excess of net
 investment income

Distributions from capital
 gains ......................           (2.53)         (2.55)           (1.32)         (1.31)         (1.07)

Distributions in excess of
 capital gains

Returns of capital
                                       ------         ------            ------         ------        ------
Total distributions .........           (2.59)         (2.70)           (1.41)         (1.43)         (1.21)
                                       ------         ------            ------         ------        ------
Net asset value, end of year      $     18.19    $     17.87      $     15.94    $     16.14    $     15.16
                                       ======         ======            ======         ======        ======
Total Return (A) ............           16.46%         29.72%            7.66%         15.89%         26.50%

Ratios to Average Net Assets:

Expenses ....................            0.85%          0.87%            0.89%          0.97%          1.07%

Net investment income .......            0.31%          0.95%            0.63%          0.76%          1.07%

Portfolio Turnover Rate .....           49.75%         64.17%           46.65%         49.47%         41.36%

Average Commission Rate Paid      $    0.0555

Net Assets, At End of Year ..     $62,166,366    $48,517,886      $31,458,666    $25,072,289    $19,985,838

(A)Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)


For a share outstanding throughout the year:


                                                                         Bond Portfolio
                                         ------------------------------------------------------------------------
                                           Year            Year             Year            Year          Year
                                          Ended            Ended            Ended           Ended         Ended
                                         December        December         December        December       December
                                         31, 1996        31, 1995         31, 1994        31, 1993       31, 1992
                                         --------        --------         --------        --------       --------
Net asset value, beginning of
 year ..........................       $     10.59      $     9.70      $     10.28      $    10.21      $    10.61

Income From Investment
 Operations

 Net investment income .........              0.56            0.74             0.35            0.74            0.66

 Net gains and losses
  on securities (both
  realized and unrealized) .....             (0.29)           0.89            (0.58)           0.13            0.13
                                       -----------      ----------      -----------      ----------       ---------

Total from investment
 operations ....................              0.27            1.63            (0.23)           0.87            0.79

Less Distributions to
 Shareholders

Dividends from net
 investment income .............             (0.56)          (0.74)           (0.35)          (0.74)          (0.66)

Dividends in excess of net
 investment income

Distributions from capital
 gains .........................             (0.03)                                           (0.06)          (0.53)

Distributions in excess of
 capital gains

Returns of capital
                                       -----------      ----------      -----------      ----------       ---------

Total distributions ............             (0.59)          (0.74)           (0.35)          (0.80)          (1.19)
                                       -----------      ----------      -----------      ----------       ---------

Net asset value, end of year ...       $     10.27      $    10.59      $      9.70      $    10.28      $    10.21
                                       ===========      ==========      ===========      ==========       =========

Total Return (A) ...............              2.47%          16.76%           (2.28%)          8.68%           7.46%

Ratios to Average Net Assets:

Expenses .......................              0.60%           0.63%            0.68%           0.74%           0.88%

Net investment income ..........              5.93%           6.43%            6.07%           7.59%           6.83%

Portfolio Turnover Rate ........             23.25%         127.74%          140.30%         112.66%          81.23%

Average Commission Rate Paid (B)               N/A

Net Assets, At End of Year .....       $11,717,693      $9,230,090      $13,066,445      $5,461,879      $4,042,506

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) During the period, the portfolio held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the period:



                                                                  Growth and Income Portfolio
                                              ------------------------------------------------------------------------
                                                                                                          Period From
                                                Year           Year           Year           Year           May 1,
                                               Ended          Ended          Ended          Ended           1992 to
                                              December      December        December       December         December
                                              31, 1996      31, 1995        31,1994        31, 1993       31, 1992 (A)
                                              --------      --------        -------        --------       ------------
Net asset value, beginning of
 period ......................          $    14.41      $     11.22      $    12.35      $    11.10       $   10.27

Income From Investment
 Operations

  Net investment income ......                0.18             0.15            0.13            0.12            0.02

  Net gains and losses
   on securities (both
   realized and unrealized) ..                3.12             3.62           (0.65)           1.53            0.83
                                       -----------      -----------     -----------      ----------      ----------

Total from investment
 operations ..................                3.30             3.77           (0.52)           1.65            0.85

Less Distributions to
 Shareholders

Dividends from net
 investment income ...........               (0.18)           (0.15)          (0.13)          (0.12)          (0.02)

Dividends in excess of net
 investment income

Distributions from capital
 gains .......................               (0.62)           (0.29)          (0.48)          (0.28)

Distributions in excess of
 capital gains ...............                                (0.14)

Returns of capital
                                       -----------      -----------     -----------      ----------      ----------

Total distributions ..........               (0.80)           (0.58)          (0.61)          (0.40)          (0.02)
                                       -----------      -----------     -----------      ----------      ----------

Net asset value, end of period         $     16.91      $     14.41     $     11.22      $    12.35      $    11.10
                                       ===========      ===========     ===========      ==========      ==========

Total Return (B) .............               22.88%           33.58%          (4.24%)         14.94%          12.48%(C)

Ratios to Average Net Assets:

Expenses .....................                0.88%            0.92%           1.10%           1.35%           2.09%(C)

Net investment income ........                1.39%            1.50%           1.52%           1.38%           0.36%(C)

Portfolio Turnover Rate ......               35.69%           32.30%          38.17%          77.68%          54.11%

Average Commission Rate Paid .         $    0.0700

Net Assets, At End of Period .         $23,711,696      $13,126,023      $5,610,472      $2,831,442      $1,489,179

(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C)  Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the period:

                                                                         Capital Growth Portfolio
                                              ------------------------------------------------------------------------------
                                                                                                                Period From
                                                Year                Year           Year           Year            May 1,
                                               Ended               Ended          Ended          Ended            1992 to
                                              December           December        December       December         December
                                              31, 1996           31, 1995        31,1994        31, 1993        31, 1992(A)
                                              --------           --------        -------        --------        -----------
Net asset value, beginning of
  period ...........................         $     17.38      $     13.38      $     14.26      $     12.42      $     9.95

Income From Investment
 Operations

 Net investment income (loss) .....                 0.05             0.03             0.03                            (0.01)

 Net gains and losses on securities
  and foreign currency (both
  realized and unrealized) .........                3.24             5.56            (0.49)            3.03            2.69
                                             -----------      -----------      -----------      -----------     -----------

  Total from investment
   operations ......................                3.29             5.59            (0.46)            3.03            2.68

Less Distributions to
 Shareholders

  Dividends from net
   investment income ...............               (0.05)           (0.03)           (0.03)

  Dividends in excess of net
   investment income

  Distributions from capital gains .               (3.36)           (1.56)           (0.33)           (1.19)          (0.21)

  Distributions in excess of
   capital gains ...................                                                 (0.06)

  Returns of capital
                                             -----------      -----------      -----------      -----------     -----------

  Total distributions ..............               (3.41)           (1.59)           (0.42)           (1.19)          (0.21)
                                             -----------      -----------      -----------      -----------     -----------

Net asset value, end of period .....         $     17.26      $     17.38      $     13.38      $     14.26     $     12.42
                                             ===========      ===========      ===========      ===========     ===========

Total Return (B) ...................               19.25%           41.74%           (3.26%)          24.73%          40.40%(C)

Ratios to Average Net Assets:

  Expenses .........................                1.13%            1.15%            1.22%            1.33%           1.96%(C)

  Net investment income ............                0.30%            0.21%            0.25%           (0.11%)         (0.37%)(C)

Portfolio Turnover Rate ............              147.82%          170.32%          202.04%          162.79%         104.76%

Average Commission Rate Paid .......         $    0.0502

Net Assets, At End of Period .......         $70,832,162      $49,853,029      $27,564,086      $15,373,489      $5,343,734

(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(c) Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the period:

                                                                  Balanced Portfolio
                                          -------------------------------------------------------------------------
                                                                                                        Period From
                                            Year            Year              Year           Year          May 1,
                                           Ended           Ended             Ended          Ended         1992 to
                                          December        December          December       December       December
                                          31, 1996        31, 1995          31,1994        31, 1993      31, 1992(A)
                                          --------        --------          -------        --------      -----------
Net asset value, beginning of
  period .....................         $     11.91      $     10.62     $      11.22      $     10.77      $    10.10

Income From Investment
 Operations

  Net investment income ......                0.26             0.37             0.32             0.25            0.16

  Net gains and losses
   on securities (both
   realized and unrealized) ..                0.99             1.99            (0.47)            0.74            0.67
                                        ----------          -------           ------           ------         -------
  Total from investment
   operations ................                1.25             2.36            (0.15)            0.99            0.83

Less Distributions to
 Shareholders

  Dividends from net
   investment income .........               (0.26)           (0.37)           (0.32)           (0.25)          (0.16)

  Dividends in excess of net
   investment income

  Distributions from capital
   gains .....................               (0.83)           (0.70)           (0.13)           (0.25)

  Distributions in excess of
   capital gains .............                                                                  (0.04)

  Returns of capital
                                        ----------          -------           ------           ------         -------
  Total distributions ........               (1.09)           (1.07)           (0.45)           (0.54)          (0.16)
                                        ----------          -------           ------           ------         -------
Net asset value, end of period               12.07            11.91            10.62            11.22      $    10.77
                                        ==========          =======           ======           ======         =======
Total Return (B) .............               10.56%           22.35%           (1.33%)           9.27%          12.33%(C)

Ratios to Average Net Assets:

  Expenses ...................                0.97%            0.99%            1.01%            1.07%           1.43%(C)

  Net investment income ......                2.20%            3.20%            3.34%            2.79%           2.80%(C)

Portfolio Turnover Rate ......              222.35%          164.70%          103.68%           65.49%          77.33%

Average Commission Rate Paid .         $    0.0601

Net Assets, At End of Period .         $18,256,430      $14,532,268      $14,764,853      $11,703,898      $6,944,437

(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C)  Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the period:

                                             Emerging Growth Portfolio
                                           ----------------------------
                                                          Period From
                                             Year            May 1,
                                             Ended        1995 through
                                            December         December
                                           31, 1996        31, 1995(A)
                                           --------        -----------
Net asset value, beginning of
  period .......................         $     13.29      $     10.00

Income From Investment
 Operations

  Net investment income (loss) .               (0.05)           (0.04)

  Net gain on securities
  (both realized
  and unrealized) ..............                2.48             3.33
                                         -----------      -----------

  Total from investment
   operations ..................                2.43             3.29

Less Distributions to
 Shareholders

  Dividends from net
  investment income

  Dividends in excess of net
   investment income

  Distributions from capital
   gains .......................               (0.49)

  Distributions in excess of
   capital gains

  Returns of capital
                                         -----------      -----------

  Total distributions ..........               (0.49)            0.00
                                         -----------      -----------

Net asset value, end of period .         $     15.23      $     13.29
                                         ===========      ===========

Total Return (B) ...............               18.30%           32.91%(C)

Ratios to Average Net Assets:

  Expenses .....................                1.16%            1.63%(C)

  Net investment income ........               (0.48%)          (0.84%)(C)

Portfolio Turnover Rate ........               94.58%           30.31%

Average Commission Rate Paid ...         $    0.0390

Net Assets, At End of Period ...         $30,794,030      $11,439,524

(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C)  Per share data and ratios calculated on an annualized basis.

Report of Independent Auditors

To the Board of Directors and Shareholders
Chubb America Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Chubb America Fund, Inc. (the "Fund", comprising, respectively, the World Growth Stock Portfolio, Money Market Portfolio, Gold Stock Portfolio, Domestic Growth Stock Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Balanced Portfolio and Emerging Growth Portfolio), including the related schedules of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated on pages 38, 39, 40, 41, 42, 43, 44, 45 and 46 of these financial statements for all Portfolios, except Emerging Growth, for which the statement of changes in net assets and the financial highlights are for the year ended December 31, 1996 and for the period from May 1, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Chubb America Fund, Inc. at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.



                                              /s/ Ernst & Young LLP


Boston, Massachusetts
February 14, 1997

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

[BACK COVER]


Distributor
Chubb Securities Corporation
One Granite Place
Concord, New Hampshire 03301

This material has been prepared for policyowners of Ensemble II variable universal life insurance. If used for prospecting purposes, it must be preceded or accompanied by a current prospectus and personalized illustrations. Always read these materials carefully before investing or sending money.



Chubb Life Insurance Company of America
Corporate Offices, One Granite Place, Concord, NH 03301
Chubb Group of Insurance Companies

Form 3-5915 Ed. 2/97